                       SCHEDULE 14A INFORMATION STATEMENT

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant: /X/
      Filed by a Party other than the Registrant

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                         ROSS SYSTEMS, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified in its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                       (Amended by Sec Act Rel No. 7331,
                     Exch Act Rel No. 37692, eff. 10/7/96.)

                               ROSS SYSTEMS, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON NOVEMBER 17, 2000

TO THE STOCKHOLDERS:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Ross Systems, Inc., a Delaware corporation (the "Company"), will be held on Friday, November 17, 2000 at 10:00 a.m., local time, at the Company's executive offices in Atlanta, Georgia located at Two Concourse Parkway, Suite 800, Conference Room, Atlanta, Georgia, 30328, for the following purposes:

    1. To elect directors. The Board of Directors intends to nominate for re-election the five directors identified in the accompanying Proxy Statement.

    2. To increase the number of options available under the Ross Systems, Inc. 1998 Incentive Option Plan.

    3. To ratify the appointment of Arthur Andersen, LLP as independent auditors of the Company for the fiscal year ending June 30, 2001.

    4. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Only stockholders of record at the close of business on October 2, 2000 are entitled to vote at the meeting.

                                                       FOR THE BOARD OF DIRECTORS

                                                       /s/ Dennis V. Vohs

                                                       Dennis V. Vohs
                                                       CHAIRMAN OF THE BOARD

Atlanta, Georgia
October 20, 2000

                                   IMPORTANT

    TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE
POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU RETURN A PROXY.

                               ROSS SYSTEMS, INC.
                             TWO CONCOURSE PARKWAY
                                   SUITE 800
                             ATLANTA, GEORGIA 30328
                         ANNUAL MEETING OF STOCKHOLDERS
                                PROXY STATEMENT
                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed Proxy is solicited on behalf of the Board of Directors of Ross Systems, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held Friday, November 17, 2000 at 10:00 a.m., local time, or at any and all continuation(s) and adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's executive offices in Atlanta, Georgia located at Two Concourse Parkway, Suite 800, Conference Room, Atlanta, Georgia 30328. The telephone number at that location is (770) 351-9600.

    These proxy solicitation materials were mailed on or about October 20, 2000 to all stockholders entitled to vote at the Annual Meeting.

PURPOSES OF THE ANNUAL MEETING

    The purposes of the Annual Meeting are to: (1) elect five directors to serve for the ensuing year and until their successors are duly qualified and elected;
(2) increase the number of options available under the Ross Systems, Inc. 1998 Incentive Option Plan; (3) ratify the appointment of Arthur Andersen, LLP as the Company's independent accountants for the 2001 fiscal year; and (4) transact such other business as may properly come before the meeting and any and all continuations and adjournments thereof.

RECORD DATE, VOTING SECURITIES AND SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND
  MANAGEMENT

    Only stockholders of record at the close of business on October 2, 2000 (the "Record Date") are entitled to receive notice and vote at the Annual Meeting. At the Record Date, 24,434,116 shares of the Company's Common Stock were issued and outstanding and held of record by 425 registered stockholders. The closing price of the Company's Common Stock on the Record Date, as reported by the NASDAQ National Market, was $0.6875 per share.

    The following table sets forth the beneficial ownership of Common Stock of the Company as of September 15, 2000 by (a) each director, (b) each of the executive officers identified in the Summary Compensation Table and, (c) all directors and executive officers as a group. There are no persons known to the Company who beneficially own 5% or more of the shares outstanding on September 15, 2000. Under the rules of the United States Securities and Exchange Commission (the "SEC"), beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of September 15, 2000 through the exercise of any stock option.

                                                         SHARES       OPTIONS EXERCISABLE    APPROXIMATE
                                                      BENEFICIALLY     WITHIN 60 DAYS OF       PERCENT
NAME OF BENEFICIAL OWNERS                               OWNED(1)     SEPTEMBER 15, 2000(2)      OWNED
-------------------------                             ------------   ---------------------   -----------
Dennis V. Vohs......................................     784,814            308,229              3.2%
J. Patrick Tinley...................................     413,045            233,795              1.7%
Peter M. Fausel.....................................     110,825                  0                *%
J. William Goodhew, III.............................      38,000             17,000                *%
Verome M. Johnston..................................      24,500              6,250                *%
Rod Jones...........................................      60,000              5,000                *%
Malcolm C. Marais...................................      53,500             12,875                *%
Eric W. Musser......................................     110,436             34,250                *%
Gary Nowacki........................................      40,000                  0                *%
Oscar Pierre Prats..................................     250,888             22,500                *%
Mario M. Rosati.....................................      34,000             24,000                *%
Bruce J. Ryan.......................................      60,000             24,000                *%
Richard Thomas......................................      14,026                  0                *%
Robert B. Webster...................................     173,516             33,250                *%
All officers and directors as a group
  (15 persons)......................................   2,167,550            721,149              7.5%

------------------------

    * Less than 1%.

(1) The table is based upon information supplied by executive officers, directors and principal stockholders. Unless otherwise indicated, each of the stockholders named in the table has sole voting investment and/or dispositive power with respect to all shares of Common Stock shown as beneficially owned, subject to community property laws where applicable and to the information contained in the footnotes to this table.

(2) These options are included in the Shares Beneficially Owned.

REVOCABILITY OF PROXIES

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Corporate Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

VOTING; QUORUM; ABSTENTIONS AND BROKER NON-VOTES

    Each stockholder is entitled to one vote for each share held as of the Record Date. Stockholders will not be entitled to cumulate their votes in the election of directors (Proposal One). A plurality of the Votes Cast (see definition below) at the Annual Meeting is required for the election of directors (Proposal One). For all other proposals, the affirmative vote of the majority of the Votes Cast at the Annual Meeting is required for approval.

    The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date and entitled to vote at the Annual Meeting, present in person or represented by proxy. Shares that are voted "FOR," "AGAINST" or "ABSTAIN" from a matter are treated as being present at the Annual Meeting for purposes of establishing a quorum and are also treated as votes eligible to be cast by the Common Stock, present in person or represented by proxy, at the Annual Meeting and "entitled to vote on the subject matter" (the "Votes Cast") with respect to such matter. If a quorum is not present or represented, then either the chairman of the Annual Meeting or the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, will have the power to adjourn the Annual

Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present. At any adjourned Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned Annual Meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned Annual Meeting.

    Although there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of Votes Cast with respect to a particular matter. Therefore, in the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner.

    Broker non-votes, however, shall be treated differently. In a 1988 Delaware case, BERLIN V. EMERALD PARTNERS, the Delaware Supreme Court held that, while broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Consequently, broker non-votes with respect to proposals set forth in this Proxy Statement will not be considered Votes Cast and, accordingly, will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

    Therefore, for purposes of the election of directors (Proposal One), neither abstentions nor broker non-votes will have any effect on the outcome of the vote. For all other proposals, abstentions will have the same effect as votes against these proposals and broker non-votes will not have any effect on the outcome of the vote.

    PROXIES IN THE ACCOMPANYING FORM THAT ARE PROPERLY EXECUTED AND RETURNED WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY. ANY PROPERLY EXECUTED PROXY ON WHICH THERE ARE NO INSTRUCTIONS INDICATED ABOUT A SPECIFIED PROPOSAL WILL BE VOTED AS FOLLOWS: (I) FOR THE ELECTION OF THE FIVE PERSONS NAMED IN THIS PROXY STATEMENT AS THE BOARD OF DIRECTORS' NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS; (II) TO INCREASE THE NUMBER OF SHARES AVAILABLE UNDER THE ROSS SYSTEMS, INC. 1998 INCENTIVE STOCK OPTION PLAN; AND
(III) FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE 2001 FISCAL YEAR. NO BUSINESS OTHER THAN THAT SET FORTH IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING OF STOCKHOLDERS IS EXPECTED TO COME BEFORE THE ANNUAL MEETING. SHOULD ANY OTHER MATTER REQUIRING A VOTE OF STOCKHOLDERS PROPERLY ARISE, THE PERSONS NAMED IN THE PROXY WILL VOTE THE SHARES THEY REPRESENT AS THE BOARD OF DIRECTORS MAY RECOMMEND. THE PERSONS NAMED IN THE PROXY MAY ALSO, AT THEIR DISCRETION, VOTE THE PROXY TO ADJOURN THE ANNUAL MEETING FROM TIME TO TIME.

SOLICITATION

    The cost of soliciting proxies will be borne by the Company. The Company may retain Georgeson Shareholder Services, Inc., a proxy solicitation firm, to solicit proxies in connection with the Annual Meeting at an estimated cost of $10,000. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, facsimile or telegram.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

    Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy roles promulgated by the SEC. Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2001 Annual Meeting must be received by the Company no later than June 14, 2001 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting. The attached proxy card grants the proxy holders discretionary authority to vote on any matter properly raised at the Annual Meeting. If a stockholder intends to submit a proposal at the 2001 Annual Meeting, which is not eligible for inclusion in the proxy statement and form of proxy relating to that meeting, the stockholder must do so no later than August 27, 2001. If such stockholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 2001 Annual Meeting.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

NOMINEES

    A board of five directors has been nominated for election at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management's five nominees named below, all of who are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them to assure the election of as many of the nominees listed below as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until his successor has been elected.

                                                                 PRINCIPAL                        DIRECTOR
NAME OF NOMINEE                    AGE                           OCCUPATION                        SINCE
---------------                  --------   ----------------------------------------------------  --------
Dennis V. Vohs.................     56      Chairman of the Board of the Company                    1988
J. William Goodhew, III........     62      Vice President of Intelligent Systems Corporation       1997
Mario M. Rosati................     54      Attorney, Wilson, Sonsini, Goodrich & Rosati, P.C.      1993
Bruce J. Ryan..................     57      Executive Vice President Finance and Administration     1992
                                            of Global Knowledge Network, Inc.
J. Patrick Tinley..............     52      President and Chief Executive Officer of the Company    1993

    There are no family relationships among any directors or executive officers of the Company.

    Mr. Vohs has served as Chairman of the Board of the Company since
November 1988, and, until July 1, 2000, also held the position of Chief Executive Officer for the Company. Prior to joining the Company, Mr. Vohs held various executive positions with Management Science America, Inc., a software company, over an 18-year period. Prior to that, he held various technical positions at IBM. Mr. Vohs holds a BA in Industrial Engineering from The Georgia Institute of Technology.

    Mr. Goodhew joined Intelligent Systems Corporation, a publicly traded technology product and services company, as Vice President in January 1997. Prior to that, Mr. Goodhew was President of Peachtree Software, Inc., a privately held software company, from 1984 to 1994. In 1994, Peachtree Software was purchased by Automatic Data Processing, Inc., a publicly traded company providing computerized services. Mr. Goodhew remained at Peachtree
Software, Inc. in a managerial capacity until joining Intelligent Systems Corporation. Mr. Goodhew serves on the Board of Directors of Navision A. S., a Danish software company, and is the Chairman of its subsidiary Navision U.S.

    Mr. Rosati has been a member of the law firm Wilson Sonsini Goodrich & Rosati, a Professional Corporation since 1971. Mr. Rosati is a director of Aehr Test Systems, a manufacturer of computer hardware testing systems, Genus, Inc., a semiconductor equipment manufacturer, MyPoints.com, Inc., a web and email-based direct marketing company, Sanmina Corporation, an electronics contract manufacturer, Symyx Technologies, Inc., a combinatorial materials science company, The Management Network Group, Inc., a management consulting firm focused on the telecommunications industry, and Vivus, a specialty pharmaceutical company, all publicly-held companies. He is also a director of several privately held companies. Mr. Rosati holds a BA in history from University of California, Los Angeles and a JD from Boalt Hall at the University of California, Berkeley.

    Mr. Ryan has served as Executive Vice President, Finance and Administration of Global Knowledge Network, Inc., an independent information technology education company, since

February 1998. Mr. Ryan was Executive Vice President and Chief Financial Officer of Amdahl Corporation, a computer solutions company. Mr. Ryan holds a BA in Business Administration from Boston College and an MBA from Suffolk University.

    Mr. Tinley joined the Company in November 1988 as Executive Vice President, Business Development and has served as Executive Vice President, Product Development and Executive Vice President, Product Development and Client Services. Mr. Tinley was promoted to President and Chief Operating Officer in 1995 and has been a director of the Company since 1993. Effective July 1, 2000, Mr. Tinley began serving as Chief Executive Officer for the Company, in addition to his other responsibilities. Prior to 1988, Mr. Tinley held management positions with Management Science of America, Inc., a software company and the Royal Crown Company's.

BOARD MEETINGS AND COMMITTEES

    The Board of Directors of the Company held a total of 6 meetings during the fiscal year ended June 30, 2000. During fiscal 2000, each director attended at least 80% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which such person served. The Board of Directors has an Audit Committee, a Compensation Committee and a Stock Option Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee.

    During the year ended June 30, 2000, the Audit Committee of the Board consisted of three directors Rosati, Ryan and Goodhew, none of whom are employees of the company. The Audit Committee held two meetings during the fiscal year ended June 30, 2000. Following the Annual Meeting, the Board intends to re-appoint directors Rosati, Ryan and Goodhew, with director Ryan as Committee Chairman. During the year ended June 30, 2000, the Audit Committee of the Board adopted a governing charter. The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee the Company's internal and external financial reporting processes so as to ensure the objectivity of the Company's financial statements and its system of internal accounting controls. The Audit Committee recommends engagement of the Company's independent auditors, and is primarily responsible for approving the services performed by the Company's independent auditors.

    During the year ended June 30, 2000, the Compensation Committee of the Board consisted of directors Rosati, Ryan and Goodhew and held 1 meeting during the fiscal year ended June 30, 2000. Following the Annual Meeting, the Board intends to re-appoint directors Rosati, Ryan and Goodhew, with director Goodhew as Committee Chairman. The Compensation Committee makes recommendations to the Board regarding the Company's executive compensation policy.

    During the year ended June 30, 2000, the Stock Option Committee consisted of directors Rosati, Ryan and Goodhew. The Board of Directors executed the responsibilities of the Stock Option Committee during the year ended June 30, 2000. The Stock Option Committee did not hold any meetings during the fiscal year ended June 30, 2000. Following the Annual Meeting, the Board intends to re-appoint directors Rosati, Ryan and Goodhew, with director Rosati as Committee Chairman. The Stock Option Committee grants stock options and administers the 1998 Incentive Stock Option Plan.

COMPENSATION OF DIRECTORS

    For the fiscal year ended June 30, 2000, directors were compensated $2,000 for each Board of Directors meeting attended and $1,000 for participating in any telephonic Board of Directors meetings which were not regularly scheduled. In addition, directors are reimbursed for travel expenses incurred in connection with attending Board of Directors meetings.

    Annually, each non-employee director is automatically granted 4,000 stock options to purchase shares of the Company's Common Stock pursuant to the terms of the 1998 Incentive Stock Option Plan (the "Stock Plan"). Options granted to non-employee Directors under the Stock Plan are not intended by the Company to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Pursuant to the Stock Plan, on the Annual Meeting date, each non-employee director who is elected or re-elected at the meeting is granted an option to purchase 4,000 shares of Common Stock. In addition, any non-employee director newly elected to the Board of Directors receives an option for 10,000 shares of Company Common Stock. The 10,000-share option vests 25% a year over four years and the 4,000 share options are fully vested on the dates of grant. The price of all options granted is equal to the closing price of the Company's Common Stock, as quoted on the NASDAQ National Market, on the date of grant. During fiscal 2000, outside directors were granted a total of 12,000 stock options at an exercise price of $2.4375.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF DENNIS V. VOHS, MARIO M. ROSATI, BRUCE J. RYAN, J. PATRICK TINLEY AND J. WILLIAM GOODHEW, III AS DIRECTORS.

                                 PROPOSAL NO. 2
               INCREASE THE NUMBER OF SHARES AVAILABLE UNDER THE
              ROSS SYSTEMS, INC. 1998 INCENTIVE STOCK OPTION PLAN

    In November 1997, the shareholders approved the 1998 Incentive Stock Plan (the "Option Plan"). The Company is presently authorized to issue 1,900,000 shares of common stock upon the exercise of options granted under the Option Plan. The shareholders will be requested at the meeting to approve an amendment to the Option Plan which increases the number of shares that may be issued under the Option Plan by 1,200,000. As of September 15, 2000 there were 260,928 shares available for issuance under the option plan.

    The purpose of the 1998 Incentive Stock Plan is to advance the interests of the Company by providing eligible individuals an opportunity to acquire or increase a proprietary interest in the Company, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Company and will encourage such eligible individuals to remain in the employ of the Company. The Board of Directors believes that stock options are important to attract and to encourage the continued employment and service of officers and other key employees by facilitating their purchase of a stock interest in the Company and that increasing the aggregate number of stock options available under the 1998 Incentive Stock Plan will afford the Company additional flexibility in making awards deemed necessary in the future. The only change proposed by the amendment is an increase in the number of shares that may be issued under the 1998 Incentive Stock Plan. The amendment does not alter the considerations of the Compensation Committee with respect to grants under the 1998 Incentive Stock Plan. Because the award of options is completely within the discretion of the Compensation Committee, it is not possible to determine at this time the awards that may be made to officers or other employees.

DESCRIPTION OF THE PLAN

    The Option Plan was initially approved by the shareholders in November 1997. As initially approved, the Option Plan reserved 900,000 shares of the Company's common stock for issuance pursuant to stock options to be granted under the Option Plan. In November 1998, the shareholders voted to increase the number of shares available under the plan by 1,000,000, thus raising the number of shares available under the plan to 1,900,000. The proposed amendment, if approved, would increase the number of shares reserved for issuance under the Option Plan by an additional 1,200,000 shares.

    The Compensation Committee of the Board of Directors (comprised entirely of non-employee directors) has been delegated the authority to grant options under the Option Plan to employees and officers of the Company and to generally exercise all authority of the Board under the Option Plan.

    Incentive stock options and/or nonqualified stock options may be granted to full-time employees of the Company and its subsidiaries during the term of the Option Plan, which expires in January 2008. All employees, directors and consultants of the Company or any subsidiary of the Company are eligible to receive options under the Option Plan.

    Because the officers and employees of the Company who may participate and the amount of their options are determined by the Compensation Committee in its discretion, it is not possible to state the names or positions of, or the number of options that may be granted to, the Company's officers and employees. The Compensation Committee will establish the time or times at which options may be exercised and whether all of the options may be exercisable at one time or in increments over time. The option price or procedure for setting the option price shall be established by the Compensation Committee at the time of the granting of an option. For incentive stock options, the option price may not be less than the fair market value of the Company's stock on the date of grant. For nonqualified stock options, the option price may be less than, equal to, or greater than the fair market value of the

Company's stock on the date of grant. The Committee has the authority to reset the price of any stock option after the original grant and before exercise. In the event of stock dividends, splits, and similar capital changes, the Option Plan provides for appropriate adjustments in the number of shares available for options and the number and option prices of shares subject to outstanding options.

    The term of each option shall be no more than ten years from the date of grant. Options expire three months following termination of employment (but in no event later than the date of expiration of the term of the option as set forth in the option agreement), except in the case of permanent disability or death. In the case of termination due to permanent disability, the option terminates twelve months (or such shorter period as specified in the option agreement) from the date the employee ceases to work as a result of the disability (but in no event later than the date of expiration of the term of such option as set forth in the option agreement). In the case of termination due to death, the option terminates six months (or such shorter period as specified in the option agreement) from the date of death (but in no event later than the date of expiration of the term of such option as set forth in the option agreement). The Compensation Committee has the authority to extend the foregoing expiration dates of any outstanding option in circumstances it deems appropriate, provided that it may not extend an option beyond the original term of such option (e.g. ten years from the date of grant).

    The purchase price of the options is typically paid in cash. For nonqualified options, the option holder must also pay the Company, at the time of purchase, the amount of federal, state, and local withholding taxes required to be withheld by the Company. These taxes are also typically paid in cash. Under certain limited circumstances, shares of the Company's common stock may be used by officers for payment of the option price or satisfaction of withholding tax obligations. The Option Plan also permits other forms of payment if authorized by the Board.

    In the event of a proposed sale of all or substantially all of the assets of the Company, or a merger of the Company with and into another corporation, outstanding options shall be assumed or equivalent options shall be substituted by such successor corporation. If the successor corporation refuses to assume options or substitute equivalent options, the Board shall provide all option holders with the right to immediately exercise all of their options, whether vested or unvested.

    In the event of a proposed dissolution or liquidation of the Company, outstanding options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In such a situation, the Board is authorized to give option holders the right to immediately exercise all of their options, whether vested or unvested.

    The Compensation Committee has the right to substitute or assume options in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Internal Revenue Code of 1986, as amended (the "Code"), applies; provided such substitutions and assumptions are permitted by
Section 424 of the Code and the regulations promulgated thereunder. The number of shares reserved for issuance under the Option Plan may be increased by the corresponding number of options assumed and, in the case of a substitution, by the net increase in the number of shares subject to options before and after the substitution.

    The Option Plan may be modified, amended, or terminated by the Board except with respect to incentive stock options granted prior to such action. The Board shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its subsidiaries may operate to assure the viability of the benefits from options granted to employees employed in such countries and to meet the objectives of the Option Plan. Notwithstanding the foregoing, shareholder approval is required for any amendment which increases the number of shares subject to the Option Plan (other than in connection with automatic adjustments due to changes in capitalization or the assumption or substitution of options in connection with mergers or acquisitions). Shareholder approval may also be required if there are "material changes" to the Option Plan for purposes of Section 162(m) of the Code or to comply with new legislation.

    The issuance of shares of common stock upon the exercise of options is subject to registration with the Securities and Exchange Commission of the shares reserved by the Company under the Option Plan.

    The closing price of the Company's common stock as reported on the Nasdaq Stock Market on October 2, 2000 was $0.6875.

FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE OPTION PLAN

    The federal income tax consequences of an employee's participation in the Option Plan are complex and subject to change. The following discussion, is only a summary of the general rules applicable to the Option Plan. Employees should consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the rules described below will apply.

INCENTIVE STOCK OPTIONS

    If an option granted under the Option Plan is treated as an incentive stock option, the optionee will not recognize any income upon either the grant or the exercise of the option, and the Company will not be allowed a deduction for federal tax purposes. Upon a sale of the shares, the tax treatment to the optionee and the Company will depend primarily upon whether the optionee has met certain holding period requirements at the time he or she sells the shares. In addition, as discussed below, the exercise of an incentive stock option may subject the optionee to alternative minimum tax liability.

    If an optionee exercises an incentive stock option and does not dispose of the shares received within two years after the date of such option or within one year after the transfer of the shares to him or her, any gain realized upon the disposition will be characterized as long-term capital gain and, in such case, the Company will not be entitled to a federal tax deduction.

    If the optionee disposes of the shares either within two years after the date the option is granted or within one year after the transfer of the shares to him or her, such disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (1) the fair market value of the shares on the date of exercise minus the purchase price, or (2) the amount realized on the disposition minus the purchase price, will be taxed as ordinary income to the optionee in the taxable year in which the disposition occurs. (However, in the case of gifts, sales to related parties, and certain other transactions, the full difference between the fair market value of the stock and the purchase price will be treated as compensation income). The excess, if any, of the amount realized upon disposition over the fair market value at the time of the exercise of the option will be treated as long-term capital gain if the shares have been held for more than one year following the exercise of the option. In the event of a disqualifying disposition, the Company may withhold income taxes from the optionee's compensation with respect to the ordinary income realized by the optionee as a result of the disqualifying disposition.

    The exercise of an incentive stock option may subject an optionee to alternative minimum tax liability because the excess of the fair market value of the shares at the time an incentive stock option is exercised over the purchase price of the shares is included in income for purposes of the alternative minimum tax even though it is not included in taxable income for purposes of determining the regular tax liability of an employee. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option.

    In general, there will be no federal income tax deductions allowed to the Company upon the grant, exercise, or termination of an incentive stock option. However, in the event an optionee sells or disposes of stock received on the exercise of an incentive stock option in a disqualifying disposition, the Company will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares, provided that the deduction is not otherwise disallowed under the Code.

NONQUALIFIED STOCK OPTIONS

    Nonqualified stock options granted under the Option Plan do not qualify as "incentive stock options" and will not qualify for any special tax benefits to the optionee. An optionee generally will not recognize any taxable income at the time he or she is granted a nonqualified option. However, upon its exercise, the optionee will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income realized by the optionee will be subject to income and other employee withholding taxes.

    The optionee's basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a nonqualified stock option will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option. Upon disposition of any shares acquired pursuant to the exercise of a nonqualified stock option, the difference between the sale price and the optionee's basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year at their disposition.

    In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of a nonqualified stock option or a sale or disposition of the shares acquired upon the exercise of a nonqualified stock option. However, upon the exercise of a nonqualified stock option, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that an optionee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

VOTE REQUIRED AND BOARD RECOMMENDATION

    The affirmative vote of holders of a majority of the shares of common stock represented at the meeting is required to approve the amendment to the Option Plan. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

                                 PROPOSAL NO. 3
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    The Board has selected Arthur Andersen, LLP, independent auditors, to audit the consolidated financial statements of the Company for the year ending
June 30, 2001. For the year ended June 30, 2000, Arthur Andersen, LLP audited the Company's North American and European financial statements. Representatives of Arthur Andersen, LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPOINTMENT OF ARTHUR ANDERSEN, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2001.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth certain information regarding compensation earned during each of the Company's last three fiscal years by the Company's Chief Executive Officer, and each of the Company's four other most highly compensated executive officers, based on salary and bonus earned during fiscal 2000 (the "Named Executive Officers").

                                                                                              LONG TERM
                                                              ANNUAL COMPENSATION        COMPENSATION AWARDS
                                                            -----------------------   --------------------------
                                                                          OTHER       SECURITIES
                                                                          ANNUAL      UNDERLYING     ALL OTHER
                                      FISCAL                           COMPENSATION    OPTIONS/     COMPENSATION
NAME AND PRINCIPAL POSITION            YEAR     SALARY($)   BONUS($)      ($)(3)      SARS (#)(1)      ($)(2)
---------------------------          --------   ---------   --------   ------------   -----------   ------------
Dennis V. Vohs.....................    2000     $369,000    $36,000(4)    $10,800        50,000        $1,950
  Chairman of the Board and CEO....    1999      354,000     67,511        10,800        50,000         1,720
                                       1998      337,570     31,255        10,800        75,000         1,936

J. Patrick Tinley..................    2000     $273,708    $25,500(5)    $10,400        50,000        $1,950
  President and COO                    1999      252,875     46,656        10,400        50,000         1,720
                                       1998      233,282     31,600        10,400        75,000         1,936

Robert B. Webster..................    2000     $186,542    $15,000(6)    $ 3,000        10,000        $1,950
  EVP, Chief Financial Officer         1999      168,584          0             0        10,000         2,000
                                       1998       14,167          0             0        50,000             0

Eric W. Musser.....................    2000     $145,000    $     0       $10,400        20,000        $1,950
  VP, Development                      1999      124,750      5,000             0        45,000         1,853
                                       1998      106,333      5,500             0         9,500         1,720

Peter M. Fausel....................    2000     $ 81,060          0       $53,603(7)     50,000        $  950
  Sr. VP, North American               1999            0          0             0             0             0
  Sales & Marketing                    1998            0          0             0             0             0

------------------------

(1) The Company has not granted any stock appreciation rights (SARs).

(2) Represents amounts contributed to the Company's 401(k) plan, on behalf of the officer by the Company and premiums paid by the Company on behalf of the officer for term life insurance.

(3) The amounts included in Other Annual Compensation include auto allowance and relocation reimbursements.

(4) Represents a bonus in the amount of $36,000 earned in fiscal 1999 and paid in fiscal 2000.

(5) Represents a bonus in the amount of $25,500 earned in fiscal 1999 and paid in fiscal 2000.

(6) Represents a bonus in the amount of $15,000 earned in fiscal 1999 and paid in fiscal 2000.

(7) Mr. Fausel joined the Company during fiscal year 2000 and was paid a signing bonus of $50,000 paid in company stock, in addition to his auto allowance.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

    The following table describes the grant of options to the Named Executive Officers during fiscal 2000.

                                                                                           POTENTIAL REALIZABLE VALUE AT
                                                                                                ASSUMED ANNUAL RATES
                                                                                                   OF STOCK PRICE
                                                                                              APPRECIATION FOR OPTION
                                               INDIVIDUAL GRANTS IN FISCAL 2000                       TERM(4)
                        NUMBER OF     --------------------------------------------------   ------------------------------
                        SECURITIES    PERCENT OF TOTAL
                        UNDERLYING      OPTIONS/SARS
                       OPTIONS/SARS      GRANTED TO
                         GRANTED        EMPLOYEES IN       EXERCISE PRICE     EXPIRATION
NAME                    (#)(1)(2)       FISCAL YEAR          ($/SH) (3)          DATE           5%              10%
---------------------  ------------   ----------------   ------------------   ----------   -------------   --------------
Dennis V. Vohs.......     50,000             8.2%             $2.5000         12/9/2009     $65,798.10      $166,745.30
J. Patrick Tinley....     50,000             8.2%              2.5000         12/9/2009      65,798.10       166,745.30
Robert B. Webster.....    10,000             1.6%              2.5000         12/9/2009      15,722.37        39,843.56
Eric W. Musser.......     20,000             3.2%              3.1875         8/26/2009      40,092.03       101,601.08
Peter M. Fausel......     50,000             8.2%              2.6560         1/28/2010      83,517.21       211,649.00

------------------------

(1) The Company has not granted any SARs

(2) Based on an aggregate of 611,000 options granted to all employees during fiscal year. Options granted in fiscal year 2000 expire in 2009 or 2010 and typically vest annually over four years from the date of grant.

(3) All options were granted at an exercise price equal to the fair market value based on the closing market value of Common Stock on the Nasdaq National Market on the date of grant with the exception of those options that were repriced as disclosed.

(4) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their terms assuming the specified compounded rates of appreciation on the Company's Common Stock over the terms of the options. These numbers are calculated based on SEC rules and do not reflect the Company's estimate of future stock price appreciation. Actual gains, if any are dependent on the timing of option exercises and the future performance of the Company's Common Stock. There can be no assurances that the rates of appreciation assumed in this table can be achieved or that the individuals will realize the amounts reflected.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
  OPTION/SAR VALUES

    The following table provides information related to options exercised by the Named Executive Officers during fiscal 2000 and the number and value of options held at June 30, 2000. The Company has not granted any SARs.

                                                                  NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                                 UNDERLYING UNEXERCISED             IN-THE-MONEY
                                       SHARES                        OPTIONS/SARS AT               OPTIONS/SARS AT
                                      ACQUIRED       VALUE            JUNE 30, 2000               JUNE 30, 2000(2)
                                         ON        REALIZED    ---------------------------   ---------------------------
NAME                                 EXERCISE(#)    ($)(1)     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                 -----------   ---------   -----------   -------------   -----------   -------------
Dennis V. Vohs.....................          --    $     --      295,729        121,250         $0.00        $    0.00
J. Patrick Tinley..................          --          --      170,045        132,500          0.00             0.00
Robert B. Webster..................          --          --       29,500         35,500          0.00             0.00
Eric W. Musser.....................          --          --       24,750         75,250          0.00         6,232.00
Peter M. Fausel....................          --          --            0              0          0.00             0.00

------------------------

(1) Based upon the fair market value of one share of the Company's Common Stock on the date the option was exercised, less the exercise price per share multiplied by the number of shares received upon exercise of the option.

(2) Value is based on the difference between the option exercise price and the fair market value at June 30, 2000 ($1.3440 per share) multiplied by the number of shares underlying the option.

10-YEAR STOCK OPTION REPRICING

    The following table sets forth certain information regarding the participation of any executive officer in the Company's repricing of stock options for the previous 10 fiscal years.

                                                                                                             LENGTH OF
                                         NUMBER OF                                                        ORIGINAL OPTION
                                         SECURITIES                                                       TERM REMAINING
                                         UNDERLYING    MARKET PRICE OF    EXERCISE PRICE AT                 AT DATE OF
                                        OPTIONS/SARS   STOCK AT TIME OF        TIME OF           NEW       REPRICING OR
                            REPRICING   REPRICED OR      REPRICING OR       REPRICING OR      EXERCISE       AMENDMENT
NAME AND TITLE                DATE      AMENDED (#)     AMENDMENT ($)       AMENDMENT ($)     PRICE ($)     (IN YEARS)
--------------              ---------   ------------   ----------------   -----------------   ---------   ---------------
Verome M. Johnston........   9/28/98       10,000          $2.5940             $4.4380         $2.5940          9.9
  VP, Controller
Rod Jones.................   9/28/98       10,000           2.5940              5.0630          2.5640          6.6
  VP, European Operations
Malcolm C. Marais.........   9/28/98        4,500          $2.5940             $3.8750         $2.5940          8.9
  VP, Services               9/28/98        9,000          $2.5940             $5.0630         $2.5940          9.6
  North America
Eric W. Musser............   9/28/98           50          $2.5940             $3.6250         $2.5940          5.9
  VP, Development            9/28/98          950          $2.5940             $5.2500         $2.5940          6.2
                             9/28/98        1,200          $2.5940             $4.1250         $2.5940          6.6
                             9/28/98        6,300          $2.5940             $4.1250         $2.5940          6.6
                             9/28/98       10,000          $2.5940             $5.5000         $2.5940          7.9
                             9/28/98        2,000          $2.5940             $3.8125         $2.5940          8.6
                             9/28/98        3,000          $2.5940             $3.8750         $2.5940          8.9
                             9/28/98        6,500          $2.5940             $3.8750         $2.5940          9.1
                             9/28/98        5,000          $2.5940             $4.4380         $2.5940          9.9

                                                                                                             LENGTH OF
                                         NUMBER OF                                                        ORIGINAL OPTION
                                         SECURITIES                                                       TERM REMAINING
                                         UNDERLYING    MARKET PRICE OF    EXERCISE PRICE AT                 AT DATE OF
                                        OPTIONS/SARS   STOCK AT TIME OF        TIME OF           NEW       REPRICING OR
                            REPRICING   REPRICED OR      REPRICING OR       REPRICING OR      EXERCISE       AMENDMENT
NAME AND TITLE                DATE      AMENDED (#)     AMENDMENT ($)       AMENDMENT ($)     PRICE ($)     (IN YEARS)
--------------              ---------   ------------   ----------------   -----------------   ---------   ---------------
Oscar Pierre Prats........   9/28/98       18,000          $2.5940             $5.0630         $2.5940          6.6
  VP, Global Channels        9/28/98       18,000          $2.5940             $6.5000         $2.5940          8.3
Joseph L. Southworth......   8/29/94        1,414          $3.6250             $5.2600         $3.6250          1.5
  VP, E-Commerce             8/29/94        5,109          $3.6250             $5.2600         $3.6250          1.5
                             8/29/94        5,000          $3.6250             $6.4000         $3.6250          2.0
                             8/29/94       40,000          $3.6250             $7.2500         $3.6250          3.4
                             8/29/94       21,717          $3.6250             $8.7500         $3.6250          4.5
                             9/28/98        1,273          $2.5940             $3.6250         $2.5940          5.9
                             9/28/98       36,000          $2.5940             $3.6250         $2.5940          5.9
                             9/28/98       19,546          $2.5940             $3.6250         $2.5940          5.9
                             9/28/98        4,599          $2.5940             $3.6250         $2.5940          5.9
                             9/28/98        4,500          $2.5940             $3.6250         $2.5940          5.9
                             9/28/98        2,955          $2.5940             $3.6250         $2.5940          5.9
                             9/28/98       18,000          $2.5940             $5.5000         $2.5940          7.9
                             9/28/98       13,500          $2.5940             $3.8750         $2.5940          9.1
J. Patrick Tinley.........   8/29/94        2,776          $3.6250             $5.2600         $3.6250          1.5
  President, COO             8/29/94       10,219          $3.6250             $5.2600         $3.6250          1.5
                             8/29/94       12,000          $3.6250             $6.4000         $3.6250          2.0
                             8/29/94       40,000          $3.6250             $7.2500         $3.6250          3.4
                             8/29/94       18,750          $3.6250             $8.7500         $3.6250          4.5
                             9/28/98        2,499          $2.5940             $3.6250         $2.5940          5.9
                             9/28/98       16,875          $2.5940             $3.6250         $2.5940          5.9
                             9/28/98        9,198          $2.5940             $3.6250         $2.5940          5.9
                             9/28/98       10,800          $2.5940             $3.6250         $2.5940          5.9
                             9/28/98           46          $2.5940             $3.6250         $2.5940          5.9
                             9/28/98        5,625          $2.5940             $3.6250         $2.5940          5.9
                             9/28/98       32,875          $2.5940             $6.3750         $2.5940          6.8
                             9/28/98       12,126          $2.5940             $6.3750         $2.5940          6.8
                             9/28/98       45,000          $2.5940             $5.5000         $2.5940          7.9
                             9/28/98       39,305          $2.5940             $5.0630         $2.5940          9.6
                             9/28/98       28,196          $2.5940             $5.0630         $2.5940          9.6

                                                                                                             LENGTH OF
                                         NUMBER OF                                                        ORIGINAL OPTION
                                         SECURITIES                                                       TERM REMAINING
                                         UNDERLYING    MARKET PRICE OF    EXERCISE PRICE AT                 AT DATE OF
                                        OPTIONS/SARS   STOCK AT TIME OF        TIME OF           NEW       REPRICING OR
                            REPRICING   REPRICED OR      REPRICING OR       REPRICING OR      EXERCISE       AMENDMENT
NAME AND TITLE                DATE      AMENDED (#)     AMENDMENT ($)       AMENDMENT ($)     PRICE ($)     (IN YEARS)
--------------              ---------   ------------   ----------------   -----------------   ---------   ---------------
Dennis V. Vohs............   8/29/94        8,281          $3.6250             $5.2600         $3.6250          1.5
  Chairman, CEO              8/29/94       12,263          $3.6250             $5.2600         $3.6250          1.5
                             8/29/94       35,000          $3.6250             $6.4000         $3.6250          2.0
                             8/29/94       52,213          $3.6250             $7.2500         $3.6250          3.4
                             9/28/98       29,605          $2.5940             $3.6250         $2.5940          5.9
                             9/28/98       11,037          $2.5940             $3.6250         $2.5940          5.9
                             9/28/98       31,500          $2.5940             $3.6250         $2.5940          5.9
                             9/28/98          180          $2.5940             $3.6250         $2.5940          5.9
                             9/28/98       44,145          $2.5940             $3.6250         $2.5940          5.9
                             9/28/98       43,009          $2.5940             $3.6250         $2.5940          5.9
                             9/28/98       23,798          $2.5940             $6.5000         $2.5940          6.9
                             9/28/98       21,203          $2.5940             $6.5000         $2.5940          6.9
                             9/28/98       17,387          $2.5940             $5.5000         $2.5940          7.9
                             9/28/98       27,614          $2.5940             $5.5000         $2.5940          7.9
                             9/28/98       39,305          $2.5940             $5.0630         $2.5940          9.6
                             9/28/98       28,196          $2.5940             $5.0630         $2.5940          9.6
Robert B. Webster.........   9/28/98        9,000          $2.5940             $4.6250         $2.5940          9.7
  EVP, CFO                   9/28/98       36,000          $2.5940             $4.6250         $2.5940          9.7
Donald F. Campbell (1)....   9/28/98       27,000          $2.5940             $5.2500         $2.5940          6.2
  VP, Marketing              9/28/98       18,000          $2.5940             $6.3750         $2.5940          6.8
                             9/28/98        9,000          $2.5940             $5.5000         $2.5940          7.9
                             9/28/98       13,500          $2.5940             $3.8750         $2.5940          9.1
Michael O. Hunt (1).......   8/29/94       40,000          $3.6250             $5.1250         $3.6250          6.4
  Former President,
  International Operations
John B. Koontz (1)........   8/29/94        5,000          $3.6250            $10.7500         $3.6250          4.2
  Former Sr. VP, NA Sales    8/29/94        8,500          $3.6250             $5.1250         $3.6250          9.4
Selby F. Little, III
  (1).....................   8/29/94       40,000          $3.6250             $5.1250         $3.6250          3.7
  Former VP, CFO,            8/29/94       20,000          $3.6250             $8.7500         $3.6250          4.5
  Secretary
Peter D. Van
  Houten (1)..............   8/29/94          250          $3.6250             $5.2600         $3.6250          1.5
  VP, Sales North America    8/29/94          500          $3.6250            $10.0000         $3.6250          2.4
                             8/29/94          500          $3.6250            $10.5000         $3.6250          2.7
                             8/29/94        1,000          $3.6250             $5.1250         $3.6250          9.4
                             9/28/98          225          $2.5940             $3.6250         $2.5940          5.9
                             9/28/98          450          $2.5940             $3.6250         $2.5940          5.9
                             9/28/98          450          $2.5940             $3.6250         $2.5940          5.9
                             9/28/98          900          $2.5940             $3.6250         $2.5940          5.9
                             9/28/98        9,000          $2.5940             $6.3750         $2.5940          6.8
                             9/28/98       27,000          $2.5940             $5.5000         $2.5940          7.9
                             9/28/98       13,500          $2.5940             $3.8750         $2.5940          9.1

------------------------

(1) All options to these individuals were canceled within 30 days of their termination of employment with the Company.

        REPORT OF THE COMPENSATION COMMITTEE AND STOCK OPTION COMMITTEE
                           OF THE BOARD OF DIRECTORS

OPTION REPRICING; CHANGE OF CONTROL

    On September 18, 1998, the Company's Board of Directors approved an adjustment to the exercise price for outstanding stock options held by then current employees of the Company, which have an exercise price per share of $3.00 and above. As consideration for the repricing, officers of the Company participating in the option repricing were required to forfeit 10% of the shares subject to each option being repriced, while non-officer employees are subject to a one year exercise black out period on repriced options. The revised exercise price was established by reference to the closing price of the Company's Common Stock on September 28, 1998, $2.594 per share.

    The offer to reprice options was extended only to then current employees of the Company. The offer was not extended to options held by consultants or non-employee directors. Each repriced option has terms substantially similar to the original option except that in the case of repriced options held by officers, the number of shares subject to the options was reduced by 10% and in the case of repriced options held by non-officer employees, such options cannot be exercised until September 28, 1999, with certain hardship exceptions in the case of the exercise blackout.

    In approving the option repricing, the Board relied in part upon the views of its outside advisors with respect to the legal, accounting and compensation issues associated with the action and took into consideration, among other things, the following factors: (i) the Company historically has both salary and total compensation packages which were at or below its competitors market levels and has remained competitive through stock option grants to employees; (ii) the Company historically has used stock options as its principle long term incentive investment program; (iii) the employees of the Company possess marketable skills; and (iv) senior management of the Company believed that there was potential for increased attrition among its key employees and that the repricing would significantly help to mitigate such risk. In addition the Company desires to increase the employee investment stake in the Company and considered that factor in placing minimal restriction on their ability to participate in the repricing.

    On September 18, 1998, the Company's Board of Directors also approved an amendment to the 1998 Incentive Stock Plan and amendments to the options previously granted under the Company's 1988 Incentive Stock Plan to provide for accelerated vesting and exercisability of 100% of such options (and in the case of the 1998 Incentive Stock Plan, options granted in the future) in the event of a change of control of the Company. The Board defined a "change of control" as the occurrence of any of the following events: (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities; or (ii) a change in the composition of the Board of Directors of the Company as a result of which fewer than a majority of the directors are "Incumbent Directors." The Board defined "Incumbent Directors" to mean directors who either (A) are directors of the Company as of September 18, 1998, or
(B) are elected, or nominated for election, to the Board of Directors with the affirmative votes (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for election as a director without objection to such nomination) of at least three-quarters of the Incumbent Directors at the time of such election or nomination.

    The Compensation Committee and the Stock Option Committee of the Board is comprised of three outside directors of the Company, J. William Goodhew, III, Mario M. Rosati and Bruce J. Ryan. Together these committees are responsible for recommending to the Board the overall compensation plans which govern the compensation of the key executive officers, including the Chief Executive Officer and President, of the Company.

    The Company's executive pay programs are designed to provide a strong and direct link between Company performance and executive compensation. The Company believes that, in order to attract and retain the most qualified executives in the industry, its compensation policies must be competitive with companies in a similar business and of similar size. Accordingly, executive compensation is based on Company and individual performance in relation to annual goals for the executive and the Company. The annual goals set for the executive are based on revenue growth, profitability and cash flow, as appropriate for the executive's responsibilities. Executives are provided with a combination of one or more of the following types of compensation: salary, profit sharing and annual bonus, and long-term incentives.

    SALARY: All executive officers (other than the Chief Executive Officer and President) are provided with a fixed annual salary that is reviewed on an annual basis by the Compensation Committee and the Chief Executive Officer. Salary and increases in salary are determined partially by comparison of the executive's salary to salaries for similar positions at comparable companies, the executive's annual performance review, the value of contributions made by the executive and the executive's and the Company's performance in relation to goals established at the beginning of the period.

    In addition to considering the above factors when setting compensation increases, the Compensation Committee also considers the overall financial health of the Company. In years where corporate performance does not equal or exceed Company expectations, executive salary increases for the coming fiscal year may be either reduced or eliminated altogether.

    ANNUAL BONUS: The Company motivates its executives to make contributions of outstanding value by providing them the opportunity to earn an annual bonus. These bonuses, if paid, can represent a significant portion of certain executives' salaries. In fiscal 2000, individual executive bonuses were targeted to be above 50% of the executive's salary. Each executive can potentially earn a percentage of his or her target bonus based on the achievement of the Company's and his or her organization's goals. For all executives, except Mr. Vohs and Mr. Tinley, the executive's achievements in relation to established goals are evaluated by the Chief Executive Officer. The Compensation Committee evaluates the performance of the Chief Executive Officer and President. Like other executives, the decision to grant these executives a bonus is based on the performance of the Company and their contributions to the Company in the past fiscal year. The bonus plan is designed such that the executive earns a proportionally higher award if the Company and the executive's organization exceed their goals and a smaller or no award if the Company and the executive's organization do not exceed their goals.

    LONG-TERM INCENTIVES: The Stock Option Committee of the Board believes that employee equity ownership provides significant additional motivation to officers and employees to maximize value for the Company's stockholders, and therefore periodically grants stock options under the 1998 Incentive Stock Plan. The Committee grants stock options to executive officers at the prevailing market price, after considering the recommendation of the Chief Executive Officer, the positive effects the executive has made on the overall performance of the Company, stock option granting policies at companies of similar size in similar industries, and certain other factors. The stock options granted only have value to the executive if the Company's stock price increases over the exercise price. Therefore, the Committee believes that stock options serve to align the interests of option holders closely with those of stockholders because of the direct benefit executive officers receive through improved stock performance. During fiscal 2000, the Committee considered and granted stock options to the executive officers of the Company, including Dennis V. Vohs, the Company's Chairman of the Board. Each of the officers received stock options based on his performance, level of responsibility, historical and expected contribution to the Company's success and prior grants, including vested and unvested options.

    COMPENSATION OF THE CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER: The Salary, and Annual Bonus and Long-Term Incentives of Dennis V. Vohs and J. Patrick Tinley, the Company's Chairman of the Board and Chief Executive Officer, respectively, were determined in accordance with the criteria described in the "Salary", "Annual Bonus," and "Long-Term Incentives" sections of this report. These amounts were designed to compensate Mr. Vohs and Mr. Tinley at prevailing market rates when revenue growth, profitability and cashflow targets are met and at above market rates when revenue growth, profitability and cash flow targets were exceeded.

    COMPENSATION LIMITATIONS: Under Section 162(m) of the Code and regulations adopted thereunder by the Internal Revenue Service in August 1993, publicly-held companies may be precluded from deducting certain compensation in excess of $1.0 million paid to an executive officer in a single year. The regulations exclude from this limit performance-based compensation and stock options, provided certain requirements, such as stockholder approval, are satisfied. The Company is studying these regulations and currently intends to take the necessary actions to cause its compensation programs and stock option plans to qualify for the exclusions.

COMPENSATION                           STOCK OPTION
COMMITTEE                              COMMITTEE
Bruce J. Ryan                          Bruce J. Ryan
J. William Goodhew, III                J. William Goodhew, III
Mario M. Rosati                        Mario M. Rosati

    THE FOREGOING COMPENSATION COMMITTEE REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    For the fiscal year ended June 30, 2000, directors Goodhew, Rosati and Ryan served as members of the Compensation Committee of the Board of Directors. No member of the Compensation Committee was or is an officer or employee of the Company or any of its subsidiaries. In addition, during the fiscal year ended June 30, 2000, no officer of the Company had an "interlock" relationship, as the SEC defines that term, to report.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Exchange Act requires the Company's executive officers and directors to file initial reports of share ownership and report changes in share ownership with the SEC. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms, which they file.

    Based solely on the Company's review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that for the period July 1, 1999 to June 30, 2000, all Section 16(a) filings were made on a timely basis.

                              CERTAIN TRANSACTIONS

    During fiscal 2000, Mario M. Rosati, a director of the Company, was also an attorney with Wilson Sonsini Goodrich & Rosati, Professional Corporation ("Counsel"). The Company retained Counsel as its legal advisers during the fiscal year. The Company plans to retain Counsel as its legal advisers again during fiscal 2001. The amounts paid by the Company to Counsel were less than 1% of Counsel's total gross revenues for its last completed fiscal year.

    Under the terms of indemnification agreements with each of the Company's officers and directors, the Company is obligated to indemnify each officer and director against certain claims and expenses for which the director might be held liable in connection with past or future service on behalf of the

Company. In addition, the Company's Certificate of Incorporation provide that, to the extent permitted by Delaware law, the officers and directors shall not be liable for monetary damages for breach of fiduciary duty as an officer or director.

    On September 20, 2000 the Board of Directors passed a resolution to simultaneously rescind the sale of 19,000 shares of Common Stock of the Company sold at $2.594 per share to Joe Southworth, the Company's former Executive Vice President, Development and cancel the promissory note in the amount $49,286 of principal and $3,782.80 of interest that was signed by Mr. Southworth to purchase such stock. The cancellation of the sale and forgiveness of the promissory note was part of the severance package of Mr. Southworth.

    On September 20, 2000 the Board of Directors passed a resolution to simultaneously rescind the sale of 15,525 shares of Common Stock of the Company sold at $2.594 per share to Pete VanHouten, the Company's former Vice President-Sales, North America and cancel the promissory note in the amount $40,271.85 of principal and $4,007.96 of interest that was signed by Mr. VanHouten to purchase such stock. The cancellation of the sale and forgiveness of the promissory note was part of the severance package of Mr. VanHouten.

    On September 20, 2000 the Board of Directors passed a resolution to simultaneously rescind the sale of 40,000 shares of Common Stock of the Company sold at $3.625 per share to J. Patrick Tinley, the Company's Chief Executive Officer, and cancel the promissory note in the amount $145,000 of principal and $18,199.21 of interest that was signed by Mr. Tinley to purchase such stock. Such action was passed as part of an incentive measure to Mr. Tinley.

    In fiscal 1999, Dennis V. Vohs, J. Patrick Tinley and Robert B. Webster have entered into employment agreements with the Company. The employment agreements provide the executives with severance payments and accelerated vesting of stock options and other incentive awards if the executive's employment is terminated without "Cause" at any time. Each executive would be entitled to 100% or 200% of his base compensation and employee benefit coverage applicable to the executive at the time of termination for one year following the termination and ninety days to exercise all vested and unvested stock options and other incentive awards. The employment agreements also provide the executives with severance payments and accelerated vesting of stock options and other incentive awards if the executive terminates his employment with the Company for "Good Reason" or is terminated without "Cause" or as a result of "Disability" within nine months immediately following a "Change of Control" of the Company. Each executive would be entitled to 100% or 200% of his base compensation applicable to the executive at the time of termination for one year following the termination and employee benefit coverage applicable to the executive at the time of termination for eighteen months following the termination and ninety days to exercise all vested and unvested stock options and other incentive awards. The severance agreements define "Cause" to include a willful act by the executive which constitutes fraud and which is injurious to the Company, conviction of, or a plea of "guilty" or "no contest" to, a felony or the executive's continuing repeated willful failure or refusal to perform his material duties required by the employment agreement which is injurious to the Company. The employment agreements define "Good Reason" to include a material reduction in the executive's powers or duties, one or more reductions in the executive's base compensation in the cumulative amount of five percent (5%) or more or notifying the executive that his principal place of work will be relocated by a distance of 50 miles or more. The employment agreements define "Disability" as the executive's eligibility to receive immediate long-term disability benefits under the Company's long-term disability insurance plan or, if there is no such plan, under the federal Social Security program. The employment agreements define "Change of Control" to mean the occurrence of any of the following events: (i) any "person" (as such term in used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) by the acquisition or aggregation of securities is or becomes the beneficial owner (within the meaning of Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company, or (ii) the stockholders of the Company approve a definitive agreement (A) to merge or consolidate the Company with or into another corporation in which the holders of the securities of the Company before such merger or reorganization will not, immediately following such merger or reorganization, hold as a group on a fully diluted basis both the ability to elect at least a majority of the directors of the surviving corporation and at least a majority in value of the surviving corporation's outstanding equity securities, or (B) to sell or otherwise dispose of all or substantially all of the assets of the Company or dissolve or liquidate the Company.

             COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG
                ROSS SYSTEMS, INC., NASDAQ COMPOSITE INDEX, AND
                              H&Q TECHNOLOGY INDEX

    Set forth below is a line graph comparing the annual percentage change in the cumulative total return on the Company's Common Stock with the cumulative total return of the NASDAQ Composite Index and H&Q Technology Index for the period commencing on June 30, 1995 and ending on June 30, 2000

                                  ROSS SYSTEMS
                              H&Q TECHNOLOGY INDEX
                         NASDAQ STOCK MARKET-U.S. INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          NASDAQ COMPOSITE  H&Q TECHNOLOGY INDEX  ROSS SYSTEMS
6/30/95                100                   100           100
7/3/95           100.83297             102.03329           100
7/5/95           101.61954             102.36063      97.72728
7/6/95           102.81826             103.16744      97.72728
7/7/95           104.63417             105.46424      97.72728
7/10/95          105.37542             108.12914      95.45454
7/11/95          104.68379             108.63849      90.90909
7/12/95          106.67019              106.7478      92.04546
7/13/95          107.26579             110.42188     104.54546
7/14/95           107.8247             111.53427      103.4091
7/17/95           108.5325              111.9336     104.54546
7/18/95          106.65942             113.15196     102.27274
7/19/95          102.80749             109.55938      96.59092
7/20/95          103.64261             103.94707           100
7/21/95          103.77209             105.24014      97.72729
7/24/95          105.58475             105.60822     106.81821
7/25/95          107.22263              109.2239     102.27276
7/26/95          107.91641             111.36587     104.54549
7/27/95          109.04718             112.32208     103.40912
7/28/95          108.46671             114.05656     115.90913
7/31/95          108.02757             112.62633      113.6364
8/1/95           106.93781              111.3387     111.36368
8/2/95           106.14368             109.00658     111.36368
8/3/95           106.03039             106.75596     111.36368
8/4/95           106.93565             106.81844      113.6364
8/7/95           107.38126             108.34919     111.36368
8/8/95           107.58627              108.9835     109.09095
8/9/95           108.44728             109.31763     109.09095
8/10/95          107.96282             111.03039     113.63641
8/11/95          108.34046             110.43005     120.45459
8/14/95          109.23924             111.48404     120.45459
8/15/95          109.23169             113.69392     120.45459
8/16/95          110.67535             114.10139     115.90913
8/17/95          111.05191             117.25118     118.18186
8/18/95          111.27203             117.30144      131.8182
8/21/95          110.02258             117.29057     127.27276
8/22/95          110.62573             112.96861      136.3637
8/23/95          110.93862             115.14725      136.3637
8/24/95           110.1553             115.65388      122.7273
8/25/95          110.05171             114.40157     127.27276
8/28/95          108.77637             113.34756     125.00004
8/29/95          108.28976             110.33904     122.72731
8/30/95           109.2576             110.08775     120.45459
8/31/95          110.06683             111.14719     122.72732
9/1/95           109.99777             112.59373     122.72732
9/5/95           112.13737             111.95807     118.18186
9/6/95            112.6747             116.71875     118.18186
9/7/95           113.40839             117.64915     118.18186
9/8/95           114.37408             118.40297     115.90913
9/11/95          115.07865             119.55614      113.6364
9/12/95          114.91032             120.59657     115.90913
9/13/95          115.16928             119.14867     118.18185
9/14/95           115.1218             119.78705     122.72731
9/15/95          113.41056             118.73169     120.45459
9/18/95          113.31131             115.01823     121.59095
9/19/95          114.40537               116.333     122.72731
9/20/95          114.92005             119.24104     120.45459
9/21/95           114.2101               119.294      129.5455
9/22/95          113.65766             117.49839      131.8182
9/25/95           112.8765             116.55983      131.8182
9/26/95          112.00253             115.34148      129.5455
9/27/95          110.76063             113.98323     122.72731
9/28/95          112.97359             113.02837     122.72731
9/29/95          112.59487             117.25119     125.00005
10/2/95          110.87175             115.24641     115.90913
10/3/95          110.10353             113.12617     111.36368
10/4/95          108.14196             112.25146     109.09095
10/5/95          109.42917             108.35056     111.36369
10/6/95          109.19611             111.26265     106.81823
10/9/95          106.25052             109.52409     106.81823
10/10/95         106.11349             104.89652     111.36369
10/11/95         108.06643             105.24559      104.5455
10/12/95         109.58346             107.96754      104.5455
10/13/95         109.88018               110.646     109.09096
10/16/95          109.8532             110.64738     109.09096
10/17/95          111.7209             110.18421     109.09096
10/18/95         112.79232             114.85931     106.81824
10/19/95         112.96494             117.34084     109.09097
10/20/95         112.16219             117.29195      111.3637
10/23/95         111.88058                114.57     109.09097
10/24/95         112.13089             115.90381     111.36371
10/25/95         110.75304             115.71093     103.40915
10/26/95         109.79276              113.5907      54.54549
10/27/95         110.65379             113.62874      70.45459
10/30/95         112.17945              115.2437      57.95458
10/31/95          111.7878             118.28347      59.09095
11/1/95          112.26686             116.84236      59.09095
11/2/95          114.08169             116.89941      57.95458
11/3/95          114.98156              119.7789       51.1364
11/6/95          114.60176             121.91272      59.09095
11/7/95          112.63372              120.3969      54.54549
11/8/95          113.06961              116.3955      52.27276
11/9/95            114.974             116.38734      54.54549
11/10/95         114.78842             120.85191      54.54549
11/13/95          114.2047             121.28384      52.27276
11/14/95         112.27982              119.3361      50.00003
11/15/95         112.41253             115.18529      48.86367
11/16/95          112.6963             115.78156      50.00003
11/17/95         112.75565             116.35609      52.27276
11/20/95         111.07677             115.60363      56.81822
11/21/95         110.59339             111.46911      59.09095
11/22/95         110.18877             110.57537      56.81821
11/24/95         111.15231             109.10846      59.09094
11/27/95         111.06058             111.05756      59.09094
11/28/95         113.29729             109.86773      59.09094
11/29/95         114.10868             115.75439      54.54549
11/30/95         114.28455             116.45796      56.81821
12/1/95          113.86484             115.38766      62.50003
12/4/95          115.42719             113.37065      61.36367
12/5/95          115.00639             115.77477      59.09095
12/6/95          114.55753             114.08646      54.54549
12/7/95          113.63395             112.58694      56.81822
12/8/95          114.63091             112.07896      61.36368
12/11/95         114.53272             114.56863      54.54549
12/12/95         113.51524             114.64878      59.09095
12/13/95         113.99756             111.82905      54.54549
12/14/95         112.01764             111.84264      53.40913
12/15/95         111.18576             107.41609      52.27277
12/18/95         108.17327             105.75087      50.00004
12/19/95         110.74663              102.3566      50.00004
12/20/95         110.62362             108.72137       54.5455
12/21/95           112.282             106.69215      52.27277
12/22/95         112.95635             109.23072       51.1364
12/26/95         113.22393             110.44771      49.43185
12/27/95         113.09014             110.94212      48.86367
12/28/95         112.45247             110.01851      48.86367
12/29/95         113.52174             108.08842      54.54549
1/2/96           114.22523             109.06908      60.22731
1/3/96           112.88838               110.028      60.22731
1/4/96           111.11455               106.756      56.81822
1/5/96           111.50838             104.39262      54.54549
1/8/96           111.38969             105.02828      53.97731
1/9/96           107.76867             104.84628      52.27276
1/10/96          106.84075               98.1759      50.00003
1/11/96          109.09471               98.7355      56.81822
1/12/96          108.78504             102.83607      56.81822
1/15/96          106.66379             101.73045      54.54549
1/16/96          107.45144              97.16536       47.7273
1/17/96          107.71364              99.37253       47.7273
1/18/96          108.67824             100.17389      52.27275
1/19/96          109.88777             102.04556       47.7273
1/22/96          111.07355             104.93456       47.7273
1/23/96           110.9225             107.55871      51.13639
1/24/96          112.58627              107.3604      51.13639
1/25/96          111.77596             110.27657            50
1/26/96          112.31654             108.10471            50
1/29/96          112.48378             108.51491      47.72729
1/30/96          113.43219             108.38451      47.72729
1/31/96          114.34824             109.52545      45.45457
2/1/96            115.3916             110.66775      43.46593
2/2/96           115.67753             112.65215      45.45457
2/5/96           116.88921              113.4155      50.00003
2/6/96           117.50854             116.86683       47.7273
2/7/96           117.05538             118.73986       47.7273
2/8/96           117.94985             117.25121      51.13639
2/9/96           118.10414              118.1395      52.27276
2/12/96          118.18831             117.68856      50.00003
2/13/96          117.30787             117.55952      48.86367
2/14/96          117.39526             115.50449      50.00003
2/15/96          117.66609             114.92993      47.72731
2/16/96          117.68442             114.87968      50.00004
2/20/96          116.87843               115.006      47.72731
2/21/96          118.34691             113.35573      48.86367
2/22/96          120.53291             115.87392      47.72731
2/23/96          120.60629             122.07571      45.45458
2/26/96          120.09486             121.84617      45.45458
2/27/96          119.35252             121.60576      45.45458
2/28/96          119.50141             120.06686      45.45458
2/29/96          118.69219               118.566      45.45458
3/1/96           117.18486             116.19447      44.31822
3/4/96           117.05539               110.881      45.45458
3/5/96           118.34261             109.45347      43.18185
3/6/96           117.80419             111.68914      43.18185
3/7/96           117.94445               109.702      44.31822
3/8/96           114.77336             110.02122      43.18185
3/11/96          116.58279             107.31557      45.45459
3/12/96          115.77897             110.24126      50.00005
3/13/96          117.46108             108.76348      51.70459
3/14/96          117.72327              110.9978      61.36369
3/15/96          118.64256             110.90273      65.90915
3/18/96          120.24268             113.67356      61.36369
3/19/96          120.03551             116.87225      56.81823
3/20/96          118.88316             116.16732       54.5455
3/21/96          118.66414               113.008      55.68187
3/22/96          118.92632             111.62532      56.81823
3/25/96          117.29384             111.71905      52.27277
3/26/96          117.42979              108.7825      53.40914
3/27/96          118.02646             108.45651      52.27277
3/28/96          118.12896             110.11629      60.22732
3/29/96          118.83785             110.54278      68.18187
4/1/96           119.39568             111.10509      65.90914
4/2/96           119.90496             111.64568      68.18186
4/3/96           120.39697             111.91462      75.00005
4/4/96           120.65161             112.54485      75.00005
4/8/96           119.29751              112.0029      69.31823
4/9/96           119.67406             112.47693      79.54551
4/10/96           119.2565             112.61683      79.54551
4/11/96          118.37821             113.14246      79.54551
4/12/96          118.78822             111.77742      72.72732
4/15/96          119.81324             110.71391      73.86369
4/16/96           121.3756             112.06129      68.18186
4/17/96          120.93861             115.32246       67.0455
4/18/96          122.60347             113.93703      84.09097
4/19/96          122.86241             116.19717       79.5455
4/22/96          124.45928             116.25556      84.09096
4/23/96             125.89              118.7208      84.09096
4/24/96          126.97651             122.29029      77.27277
4/25/96          127.76848             125.75248       79.5455
4/26/96            128.062             126.69511      93.18187
4/29/96           128.2033             126.50768       92.0455
4/30/96           128.4536             126.25911      97.72732
5/1/96              129.44             126.44246      95.45458
5/2/96           127.13834             127.46115      87.50004
5/3/96           127.81486             124.97691      95.45459
5/6/96           127.99937             125.94806      98.86368
5/7/96           127.60662               126.926      93.18186
5/8/96           127.68863             126.32021      93.18186
5/9/96            128.1623             126.23192     106.81823
5/10/96           129.7743             125.46179     106.81823
5/13/96           131.8362             126.95724     104.54549
5/14/96           133.1978               129.269     106.81822
5/15/96           133.0975              130.5335     100.00004
5/16/96           133.7179              130.1736      97.72732
5/17/96           133.9952              130.6041     109.09097
5/20/96           134.6674              130.6761     106.81824
5/21/96           134.2693              131.0157     109.09097
5/22/96           134.5886              129.6765     111.36371
5/23/96           134.7257              129.5814      140.9092
5/24/96           134.6339              129.1549      131.8183
5/28/96           133.3931                128.06     125.00008
5/29/96           132.2419             126.84723     122.72736
5/30/96           133.0889              124.9837     125.00008
5/31/96           134.1624             126.88526      129.5455
6/3/96            133.6553              128.3304      128.4092
6/4/96            134.1894             126.87305      127.2728
6/5/96            134.7796             127.61194     126.13644
6/6/96            132.9853              128.1063     113.63643
6/7/96            132.6875             124.80171       121.591
6/10/96           132.7177             125.56232     115.90916
6/11/96           132.7954             125.50529      118.1819
6/12/96           133.3036             125.21053     113.63644
6/13/96            132.244             125.65469     113.63644
6/14/96           130.8986             123.97725     104.54552
6/17/96           130.3008             121.59081     106.81826
6/18/96          127.65085             120.55852      97.72735
6/19/96          127.23976             116.63996      97.72735
6/20/96          125.95255             117.29055      95.45461
6/21/96          126.82652              117.0026     100.00008
6/24/96          127.63142             117.96425     104.54553
6/25/96          126.51791             118.75882     100.00008
6/26/96          124.43659              116.5897      95.45461
6/27/96          125.80903             113.74551     104.54552
6/28/96          127.86015              117.3734     104.54552
7/1/96            129.2013             118.94354     113.63644
7/2/96            128.5216             121.19009      102.2728
7/3/96           127.49113             119.94729     107.38642
7/5/96           124.98254             117.93708      97.72733
7/8/96           123.95428               115.116      94.88641
7/9/96           124.46893             114.29968      97.72733
7/10/96            123.131             114.19509     100.00006
7/11/96          119.37296             113.21986      90.90915
7/12/96          119.06329             107.92132      95.45461
7/15/96          114.39135              106.8157      81.81823
7/16/96          113.66629             100.51341      77.27277
7/17/96          117.24632             101.88388       95.4546
7/18/96          119.74628             106.01025      93.18187
7/19/96          118.43642             108.92507      84.09095
7/22/96          116.67878             106.02385      81.81822
7/23/96          113.19154             103.47984      75.00004
7/24/96          112.46864              99.02613      75.00004
7/25/96          114.62875             100.71851      75.00004
7/26/96          116.46839             103.52873      77.27276
7/29/96          115.06897             106.65815      75.00003
7/30/96          115.66024             104.05167      79.54549
7/31/96          116.59247             105.56611      86.36367
8/1/96           118.56267              106.6989      81.81821
8/2/96           121.37556             109.19264      88.63641
8/5/96           120.90189             113.05414      90.90913
8/6/96           121.80174              110.3716      95.45459
8/7/96           123.12239             112.69963      104.5455
8/8/96           122.73396             115.59406     106.81823
8/9/96           122.70807             115.28981     108.80686
8/12/96          122.81596             114.44226     109.09095
8/13/96          121.50826             114.11492      97.72731
8/14/96          122.30238             111.84664     102.27277
8/15/96          122.42969             113.30811     102.27277
8/16/96          122.31748             112.88026     102.27277
8/19/96          122.02184             112.02185     105.68185
8/20/96          121.34856              111.7597     109.09094
8/21/96           121.5827             110.72879     109.09094
8/22/96          123.42989             111.64017     100.00003
8/23/96          123.33171               114.339     102.27276
8/26/96          122.91846              114.1801     106.81821
8/27/96          123.97585             113.79979     102.27276
8/28/96          124.50022             114.63374     102.27276
8/29/96          123.54534              115.3156      95.45457
8/30/96          123.16446             114.23442      91.19321
9/3/96           123.24971             113.14375      88.63639
9/4/96           123.41478             113.32983      93.18185
9/5/96           121.45538             113.08806      86.36366
9/6/96            122.9368             110.07275          87.5
9/9/96            123.9424             112.10604      90.90911
9/10/96           124.0201             112.90878      86.36366
9/11/96          124.50778               113.395      88.63639
9/12/96          125.78745             113.81472      86.36366
9/13/96            128.254             115.03442      93.18185
9/16/96           128.8248             119.20697       88.6364
9/17/96           129.8336             120.46742       88.6364
9/18/96           130.0925             123.30481       88.6364
9/19/96           130.7809             123.37951      92.04549
9/20/96           131.6009             125.04745     100.00004
9/23/96            130.714             126.26716     100.00004
9/24/96            131.124             125.12894     100.00004
9/25/96           132.1372             126.59857      95.45458
9/26/96           132.4954              128.5626     104.54549
9/27/96           132.7188              128.0397     100.00004
9/30/96            132.381               127.203     104.54549
10/1/96           131.7973             126.18295      97.72732
10/2/96           133.3726             124.74185     100.00005
10/3/96           133.0468             126.53339     100.00005
10/4/96            134.608             125.60571     115.90915
10/7/96           134.9652              127.6947     121.59096
10/8/96           133.8085              129.2961     122.72732
10/9/96           133.5744             127.77213     119.31822
10/10/96          133.4654              128.4526     122.72732
10/11/96          134.6846              128.4336      120.4546
10/14/96          135.5575              129.6221     127.27277
10/15/96          135.7453              131.0795     125.00005
10/16/96          134.9781              131.3525     125.00005
10/17/96          134.0038              130.1042     122.72733
10/18/96            134.06             127.99895     122.72733
10/21/96           133.405              128.5219     120.45461
10/22/96          131.6344             126.23322     122.72733
10/23/96          132.4846             124.14695     118.18188
10/24/96          132.3897             126.27805     125.00005
10/25/96          131.9149             125.45358     118.18187
10/28/96          131.1909             124.28684     115.90914
10/29/96          129.8055             123.10516     115.90914
10/30/96          130.1487             121.20226     111.36369
10/31/96          131.7973             122.61347     111.36369
11/1/96           131.8264              124.3629     109.09096
11/4/96           131.6862              124.1972     109.09096
11/5/96            132.613             124.17139     109.09096
11/6/96           134.3847             126.64478     119.31824
11/7/96            135.318              129.5107     120.45461
11/8/96           135.6816              131.4774      123.8637
11/11/96          136.2384              132.2707     126.13642
11/12/96          135.5759              133.7878     122.72733
11/13/96           136.028              132.1118     122.72733
11/14/96          137.0681              132.8534     120.45461
11/15/96          136.1445               135.161      127.2728
11/18/96          135.3644              134.3569      127.2728
11/19/96           136.233              132.7311     125.00008
11/20/96          136.4833              134.2361     122.72736
11/21/96          135.7431              134.8935     125.00008
11/22/96          137.4997              133.8313      132.9547
11/25/96          138.1481                 136.7       134.091
11/26/96          138.2377              136.6741      129.5455
11/27/96           138.898              136.8222     125.00009
11/29/96          139.4688              138.3312     126.13645
12/2/96           140.2467              139.0117     125.00008
12/3/96           140.3061              142.1995     127.27282
12/4/96           139.9446              141.3506     127.27282
12/5/96           140.2791              141.0531      135.2274
12/6/96           138.9369              141.1591       134.091
12/9/96           142.0217              140.0412      154.5455
12/10/96          141.6203              145.1143      147.7274
12/11/96            141.25               142.592      154.5456
12/12/96           140.086              142.8515       159.091
12/13/96           138.638              140.4596      156.8183
12/16/96           136.056              138.2565      152.2728
12/17/96          136.6322               133.705      151.1365
12/18/96          138.6888              134.2035       159.091
12/19/96          139.8195              138.7903       159.091
12/20/96          139.0319              139.4572       159.091
12/23/96          138.0565              137.5923      154.5456
12/24/96          138.9315              135.5875       159.091
12/26/96          139.6803              136.7909      165.9092
12/27/96          139.3361              138.3978      172.7274
12/30/96          138.9445              137.2487      163.6365
12/31/96          139.2984              135.7084           175
1/2/97            138.1838              135.2371      168.1819
1/3/97            141.4185              133.8123           175
1/6/97            142.0357              138.7441      170.4547
1/7/97            143.2582              139.7669         162.5
1/8/97            142.4619              141.1944      163.6365
1/9/97            143.0931              139.3119      164.7728
1/10/97           143.7211              139.9366      161.3638
1/13/97           143.6013              142.4834      156.8183
1/14/97           145.2683              142.9397      145.4546
1/15/97            143.884              145.9143      145.4546
1/16/97           144.6317              143.7873           150
1/17/97           145.5586              145.6291      143.1819
1/20/97           147.2019              147.0186       159.091
1/21/97            148.571              148.3211     125.00008
1/22/97           149.7677              149.6536     118.18189
1/23/97           148.7221               150.823     127.27282
1/24/97           147.1533              149.2923     122.72736
1/27/97           145.9643              145.8926     113.63644
1/28/97           146.1326              144.1989     110.22736
1/29/97           146.2189              144.8209       109.091
1/30/97           147.9291              145.1877     104.54552
1/31/97           148.8818              148.5534     106.81826
2/3/97            148.4718              149.7052     107.10234
2/4/97            148.2236              148.8617       109.091
2/5/97            145.4927              148.3877     111.36372
2/6/97            145.2726              143.1503     104.54553
2/7/97            146.4929               143.081     107.95463
2/10/97           144.0793              145.7051     106.81827
2/11/97            143.666              140.8032     111.36372
2/12/97           146.6278              140.3618     106.81827
2/13/97           147.9064              144.9635       109.091
2/14/97           147.5158              145.9496     106.81827
2/18/97           147.3647              144.9567     106.81827
2/19/97           147.3421              145.0151     106.81827
2/20/97           145.3805              146.1452     103.40918
2/21/97           143.9692              142.9492     106.81828
2/24/97             145.13              140.1621      97.72736
2/25/97           145.4118              142.5228     106.81828
2/26/97           144.6414               143.229       109.091
2/27/97           141.6321              143.1082       109.091
2/28/97           141.2372              137.5475     106.81828
3/3/97            141.4724               137.466     102.27283
3/4/97            142.1403              138.3936      95.45464
3/5/97            143.4049              139.6215        96.591
3/6/97             141.931               141.265      93.18191
3/7/97            141.5394              138.8595      97.72736
3/10/97           142.7176               137.743      92.04553
3/11/97           142.0745              138.8636     100.00008
3/12/97           140.7118              138.2035      94.31825
3/13/97           139.5411              137.2513      97.72736
3/14/97           139.5076              136.3427      95.45462
3/17/97           138.0467              136.2123      90.90916
3/18/97            136.958               133.959      90.90916
3/19/97           134.7947              131.7178        84.091
3/20/97           135.8704              128.0614      82.95461
3/21/97           135.3104              131.6445       86.3637
3/24/97           134.0772              131.0238      81.81824
3/25/97            134.662              130.2332      79.54552
3/26/97             136.93              132.0085      73.86369
3/27/97           134.8184              135.8836        84.091
3/31/97           131.8178              132.4947      80.68188
4/1/97            131.3032              128.8383      92.04553
4/2/97            129.5844             127.54662      97.72736
4/3/97            130.9611               125.895      90.90916
4/4/97            133.4395              128.8859      93.18189
4/7/97             135.017              134.0961      88.63644
4/8/97            135.6665              135.4924      87.50007
4/9/97              134.81              136.7719      90.90916
4/10/97           133.3359              134.5539      87.50007
4/11/97           130.2209               131.908      83.80688
4/14/97           131.2471               131.908        84.091
4/15/97           130.8662              130.3976      85.22734
4/16/97           130.5846              129.2404      81.81824
4/17/97           131.3183              128.1008      76.13643
4/18/97           131.9117              128.8913      72.72733
4/21/97           129.9027             127.06991      73.86369
4/22/97           130.8511             123.96494      69.31824
4/23/97           132.4048             125.62608      70.45461
4/24/97           132.5084              128.3874      62.50005
4/25/97           130.4788              128.9552      36.36366
4/28/97            131.314               124.295      36.36366
4/29/97           134.0761             125.77142      40.90912
4/30/97           136.0323              130.5443      47.15913
5/1/97            137.0832              133.5936      53.69322
5/2/97            140.8413              136.2476      57.95459
5/5/97               144.5              141.9903      63.63643
5/6/97            143.3197              147.2345      60.22733
5/7/97            142.7381              144.5207      56.81824
5/8/97            143.5926              144.9268      54.54551
5/9/97             144.048              146.1357      59.09097
5/12/97           145.0341              146.4725      60.22733
5/13/97           143.8904              147.3432       57.9546
5/14/97           144.1019              145.3085      56.81823
5/15/97           146.0473              145.4117      59.09096
5/16/97           144.6608              149.1103      58.23869
5/19/97           144.7158              146.2919      59.09096
5/20/97           147.1586              145.5245      56.81823
5/21/97           148.2236              148.9174      59.09096
5/22/97           148.0995              150.3096      61.36369
5/23/97           149.9467                149.42      61.36369
5/27/97           152.0496              151.7996      61.36369
5/28/97           152.1543               156.017      67.61369
5/29/97           151.3839              157.0166      69.31824
5/30/97           151.0904              153.6577      67.04551
6/2/97            151.5727              153.6754      68.18187
6/3/97            149.4277              153.6754      71.59097
6/4/97            148.8623              148.7055      71.59097
6/5/97            149.9823              147.7466       70.4546
6/6/97            151.5781               149.003      69.31823
6/9/97            152.3549              150.4875      68.18186
6/10/97           151.2382              151.6149      68.18186
6/11/97           151.9029              148.8821      66.47732
6/12/97           152.2773              149.0627      64.77277
6/13/97           153.5407              149.4227      64.20458
6/16/97           154.5032              151.5035       63.6364
6/17/97           155.7073              153.9592       63.6364
6/18/97            154.555              157.3426      64.77277
6/19/97           156.1421              154.6193       63.6364
6/20/97           156.1378              156.6078      60.22731
6/23/97           154.7589               156.366      60.22731
6/24/97           156.7129              154.4278      64.77277
6/25/97            156.045               156.908      69.31822
6/26/97           154.9811              156.1895      68.18185
6/27/97           155.1721              154.3816      68.75004
6/30/97           155.5951               154.584      70.45459
7/1/97            155.1829              155.0092      77.27277
7/2/97             157.056              155.2808      79.54551
7/3/97            158.3508                   158      79.54551
7/7/97            158.6885              159.7712      79.54551
7/8/97            160.2379              160.9488      84.09097
7/9/97             160.403              164.0157      84.09097
7/10/97           160.8669              165.6008      80.68188
7/11/97           162.1282              165.7679      80.68188
7/14/97           164.4221              168.5278      77.27278
7/15/97           166.3891              172.1109       76.7046
7/16/97           170.5453               175.277      72.72732
7/17/97           169.2743                179.58      70.45459
7/18/97           167.0235              177.4923      69.31822
7/21/97           165.7547              174.4444      72.72731
7/22/97           168.7359              172.2957      75.00005
7/23/97           169.1448                 176.6      73.86368
7/24/97           169.3045              177.8278      77.27277
7/25/97            169.353              178.2923      79.54551
7/28/97              168.7              176.9273      75.00005
7/29/97           169.6486              175.5663      75.00005
7/30/97           171.3459              175.6397      73.86369
7/31/97           171.9673              178.8003      78.40914
8/1/97            172.0234              179.9236      75.00005
8/4/97            173.2233              180.8445      77.55687
8/5/97            174.9583              178.8003      78.40915
8/6/97            175.9196              185.0944      79.54552
8/7/97            175.2442              186.0737      76.13642
8/8/97            172.4756              185.5019      80.68188
8/11/97           171.2045              181.8618      85.22733
8/12/97           170.0716              179.9657       86.3637
8/13/97           170.8441                178.64      90.90916
8/14/97           171.1991              179.9412      90.90916
8/15/97           168.5384                181.07       89.7728
8/18/97           169.3465              177.6132       89.7728
8/19/97           172.7118              180.6882      67.61369
8/20/97           175.7319               186.181      70.45461
8/21/97           173.4293              189.8374      67.04551
8/22/97           172.4939              186.5966      68.18187
8/25/97           172.8046               185.692      64.77277
8/26/97           171.6965              186.3983      64.77277
8/27/97            172.154              184.0254      65.90914
8/28/97           170.6197              183.3232      64.77277
8/29/97           171.2671              180.1965      68.18187
9/2/97            174.5871               180.422      65.90914
9/3/97            174.6033                184.93      64.77277
9/4/97            175.2927              184.7644      64.20459
9/5/97            176.4947              185.8197      65.90913
9/8/97            177.5283              187.6737       67.0455
9/9/97            178.7011               186.996      64.77277
9/10/97             176.87              187.3274       63.6364
9/11/97           176.9359              184.6435      62.50004
9/12/97           177.9577              184.5946       67.0455
9/15/97           176.4029               184.748       63.6364
9/16/97           180.0369               184.748      68.18185
9/17/97           179.8071              187.2214      67.04549
9/18/97             180.19              187.3287      64.77277
9/19/97           181.3058              188.0785      65.90913
9/22/97           182.2865              190.3685      64.77277
9/23/97             183.14              193.0836       63.6364
9/24/97           182.0665              193.4042      68.18185
9/25/97           181.1472              190.1145      67.04549
9/26/97           181.5086              189.0741      67.04549
9/29/97           182.8832              188.7494      65.90913
9/30/97           181.8809              191.1794      65.90913
10/1/97           182.3783              187.7946      64.20457
10/2/97           183.6849              186.0343      67.61368
10/3/97           185.1372              188.7332      73.86368
10/6/97           185.7889              190.4717      76.13641
10/7/97           187.4462              189.9515      73.86369
10/8/97           187.9318              192.2796      76.13642
10/9/97            188.372              193.9095      79.54551
10/10/97          187.6361              194.2029      77.27277
10/13/97          187.9695              193.9624      73.86369
10/14/97          186.9628              194.6524       73.2955
10/15/97          185.9464              192.1424      75.00005
10/16/97          183.3882              191.6262      71.59096
10/17/97          179.8481              186.0764      75.00005
10/20/97           181.855              180.9463      89.77279
10/21/97          184.7779              183.2893      73.86369
10/22/97          184.2967              186.3535      80.68188
10/23/97          180.3228              185.6852      78.40914
10/24/97          178.1293              179.5948      71.59096
10/27/97          165.6316              174.7133      64.77277
10/28/97           172.961              159.0228      65.90913
10/29/97          172.9319                 169.2      72.72732
10/30/97          169.4425              168.2236      68.18186
10/31/97          171.9457              163.3393      69.31823
11/3/97             175.87              167.6273       67.0455
11/4/97           175.9962              173.9241      65.90913
11/5/97            176.663              175.1751      68.18185
11/6/97           175.1643              175.3503      67.04549
11/7/97           172.8941              171.8882      67.04549
11/10/97          171.6339              167.7971      72.72731
11/11/97          171.0016              163.9166      72.72731
11/12/97           166.347              163.3312      69.31822
11/13/97          168.0755              156.4991      69.31822
11/14/97           170.856              160.4259      68.18185
11/17/97          174.1576              164.7125      69.31822
11/18/97          172.6827              170.2284      71.59095
11/19/97          172.7668              167.4426      70.45458
11/20/97          175.5009              166.3112      68.18185
11/21/97          174.8741              170.9482      65.90912
11/24/97          171.2314              169.3957      64.77275
11/25/97          171.4526              164.1678      65.90912
11/26/97          172.0417              164.7885      65.90912
11/28/97          172.6945              164.7885      68.18184
12/1/97             175.95               165.867      68.18184
12/2/97           173.3225              171.1778      65.90911
12/3/97           174.2677              166.7852      63.63638
12/4/97           174.0832              167.1668      59.09092
12/5/97           176.2929              166.6969      60.22729
12/8/97           178.1962              170.4891      63.63638
12/9/97           174.8525                171.38          62.5
12/10/97          172.2694                165.81      60.22729
12/11/97          168.1618              161.0832      59.09093
12/12/97          165.7924              156.0658      57.95456
12/15/97            165.79              152.1296      55.68184
12/16/97           167.564              152.2057      57.95456
12/17/97          166.9566              156.1758      61.36366
12/18/97          164.3476              155.5891      59.09093
12/19/97          164.5149              152.6471      57.95456
12/22/97          165.3047              154.6261      57.38638
12/23/97          162.9148              155.9286      55.68184
12/24/97          161.7948              151.4491      54.54547
12/26/97          163.0734              150.1112       56.8182
12/29/97          165.8863              151.2168      59.09092
12/30/97          168.8621              154.8149      56.81819
12/31/97          169.4361              157.8003      55.11365
1/2/98            170.6424              158.2023      55.68183
1/5/98            172.0008              161.5912       63.0682
1/6/98            170.4924              163.8133      61.36365
1/7/98            168.5028              162.1032       63.0682
1/8/98            167.8382              159.2129      63.63638
1/9/98             162.193              158.5745      59.09092
1/12/98           162.6634              150.9968      57.95456
1/13/98           166.3373              150.9371      57.38638
1/14/98           167.1066              157.4512      55.68183
1/15/98           166.9232               157.947      56.81819
1/16/98             168.63              157.9782      57.95456
1/20/98           171.5714               158.603      56.81819
1/21/98           171.3318              162.7049         56.25
1/22/98           170.1007              163.3963      54.54546
1/23/98           170.0381              160.8292      57.95456
1/26/98           168.4769              161.4757      55.11364
1/27/98           170.3586              159.0336      44.31819
1/28/98           173.8027              161.2489      52.27274
1/29/98           174.7381              166.3152            50
1/30/98           174.7241              167.0418      52.27273
2/2/98            178.3419              168.3457      51.13637
2/3/98            179.7931              172.3376      48.86364
2/4/98            181.3145              174.5733       53.4091
2/5/98            180.9325              177.0657      54.54546
2/6/98            182.8153              175.6966      54.54546
2/9/98            182.3924              176.3648       53.4091
2/10/98           184.4003              176.2806      56.81819
2/11/98           184.3474              179.8732      57.95455
2/12/98           184.9722              181.0182      57.95455
2/13/98           184.5492              181.8643      57.95455
2/17/98            183.795              181.2654      57.95455
2/18/98           185.1221              179.7224      56.81819
2/19/98           186.3392              181.6539      55.11364
2/20/98             186.46              183.6491       53.4091
2/23/98           189.0097              183.0773      53.97728
2/24/98           187.6016              185.8549       53.4091
2/25/98           190.5979              182.6481      54.54546
2/26/98           191.7448              187.3694      54.54546
2/27/98           191.0327              190.0125      55.11364
3/2/98            189.7412              188.3663      54.54546
3/3/98              189.59              185.0562      55.68183
3/4/98            189.8663              183.5839       53.4091
3/5/98             184.711              184.4994       53.4091
3/6/98            189.1963              178.2962       53.4091
3/9/98            186.1396              182.6209      51.13637
3/10/98            188.659              177.6796      52.27274
3/11/98           189.5588              180.9394      52.27274
3/12/98           190.3368              183.1615      53.97728
3/13/98           191.1568              184.5551      54.54547
3/16/98           192.9393              185.4692      54.54547
3/17/98           191.9811              187.3164      55.68184
3/18/98             192.95               185.347      53.40911
3/19/98           194.2124              186.3195      52.27274
3/20/98            193.045              187.6248      55.68184
3/23/98           193.4065              184.9707      53.40911
3/24/98           195.5568              185.9079      54.54547
3/25/98           196.8592              189.0645      53.40911
3/26/98            197.294              190.1213      52.27274
3/27/98           196.7632              191.0897      53.40911
3/30/98           196.2323              189.9107      53.40911
3/31/98           198.0644              189.9107      52.27274
4/1/98             199.357              189.9107      52.27274
4/2/98            199.9288               194.613      57.95456
4/3/98            200.1921              194.4772      58.52274
4/6/98            197.3587              193.7491      57.95456
4/7/98            194.0754              190.7814      65.90911
4/8/98             194.971              185.5576      71.59093
4/9/98            196.3985              187.2621      70.45457
4/13/98           196.9066              188.2564      65.90911
4/14/98           198.8574              188.1491      65.90911
4/15/98             201.04              190.7868      64.77274
4/16/98           200.4985              195.8789      71.02275
4/17/98           201.4005              193.1841      70.45457
4/20/98           203.6167               193.904      76.13639
4/21/98           205.4219              198.3509      82.95457
4/22/98           206.9044              201.6067      88.06821
4/23/98           202.9964                201.93      92.04549
4/24/98           201.6552              197.5509      90.90912
4/27/98            196.406              198.4446      89.20457
4/28/98           197.6425              192.8962      90.90912
4/29/98           199.7864              194.4962      86.36366
4/30/98           201.5958              197.3526      89.77276
5/1/98            202.1385              199.0029      81.81821
5/4/98            202.7233              199.5503      81.81821
5/5/98            201.2182              200.8814      77.84093
5/6/98              200.33              199.8491      72.72729
5/7/98            198.0061              198.9744      71.59093
5/8/98              201.16              196.8134      72.72729
5/11/98           199.4012               200.262      79.54549
5/12/98           200.7057              197.7628      86.36367
5/13/98           201.3552              199.6155      81.81821
5/14/98           201.2667              201.0213      83.52277
5/15/98           199.2609              199.0736      87.50005
5/18/98           197.6263              195.4647      85.79549
5/19/98           199.1638              194.0222      84.09095
5/20/98           197.6403              196.4494      81.81822
5/21/98           196.4794              193.9095      80.68186
5/22/98           194.7541              191.4714      79.54549
5/26/98           191.8506              189.1488      84.09095
5/27/98           192.1754              185.6758      79.54549
5/28/98           193.6341              186.2652      84.09095
5/29/98           191.9347              187.2296      86.36367
6/1/98            188.4766              184.4832      84.09094
6/2/98            190.0919              179.1412      82.38639
6/3/98              187.99              181.4924      84.65913
6/4/98            190.9723              179.0828      82.95458
6/5/98            192.3717              183.4659      85.22732
6/8/98             192.895              185.6826      82.95459
6/9/98            194.2966              187.6643      80.68186
6/10/98           191.3284              190.5465      79.54549
6/11/98           188.7928              185.9094      77.27276
6/12/98           188.2857               182.071       76.1364
6/15/98           185.1243              181.3756      79.54549
6/16/98           189.1564              178.0655      79.54549
6/17/98           191.6682              182.9579      78.40912
6/18/98            191.269                183.88      79.54549
6/19/98           192.1958              184.1382      79.54549
6/22/98           194.8425              184.4235       78.9773
6/23/98           199.0235              187.8381      86.36366
6/24/98           202.6046                192.55      82.95457
6/25/98            201.039              195.5435      86.36366
6/26/98           201.7166              194.9907      88.63639
6/29/98           204.0418              194.6131      89.77275
6/30/98           204.4367              196.6382      90.34092
7/1/98            206.5644              196.0745      92.04547
7/2/98            204.3569              197.6827      92.04547
7/6/98             206.026              193.6215       90.9091
7/7/98            205.8793               195.519      89.77274
7/8/98            208.8227              196.1289      86.36365
7/9/98            209.3007              200.1588      88.63638
7/10/98           209.6481              200.5079      89.77274
7/13/98           212.0747              200.2267      88.63638
7/14/98           212.3855              202.0889      86.93182
7/15/98           215.2048              201.5184      88.63638
7/16/98           215.8544              206.4747      86.36365
7/17/98           216.7391               207.985      81.81819
7/20/98           217.3314              208.9806       84.6591
7/21/98           213.5432              209.6761      82.95456
7/22/98             212.53               206.491      84.09092
7/23/98           208.8044              203.2312       78.4091
7/24/98            208.348              198.7775      77.27273
7/27/98           208.5929              197.4776      77.27273
7/28/98             204.63              197.0239            75
7/29/98            203.007              195.1292      72.72727
7/30/98           207.1168               192.285            75
7/31/98           202.0252              197.9435      76.13637
8/3/98            199.7281              193.5781            75
8/4/98            192.6651              192.6069      71.59091
8/5/98            192.9413              185.8632      74.43182
8/6/98            197.3985              186.1987      72.72727
8/7/98            199.2608              191.7567      74.43182
8/10/98           198.4451               193.809      77.27272
8/11/98           193.4269               192.429      77.27272
8/12/98           196.9691              186.8411      79.54546
8/13/98           194.4886              191.3261      78.40909
8/14/98            193.156              187.8408      77.27272
8/17/98           196.1609              186.8208            75
8/18/98           200.1618              191.4225      77.27272
8/19/98           198.8206              196.3122      79.54545
8/20/98           197.7157              194.2912      80.68181
8/21/98           193.9566              192.2103      74.43181
8/24/98            193.224               188.994      72.15909
8/25/98           194.0171              187.7335      65.90908
8/26/98           190.7758              188.2782      60.22726
8/27/98           181.9585              184.9736      54.54544
8/28/98           176.9165              174.4879      54.54544
8/31/98           161.7645              169.1676      51.70454
9/1/98            169.9474              152.2261      48.86363
9/2/98            171.8637              162.8979       46.5909
9/3/98            169.5989              164.1027      45.45454
9/4/98            169.0227              161.2544      47.15909
9/8/98            179.2017              160.9678      52.27272
9/9/98             175.284              173.1894      52.27272
9/10/98           171.0523              169.2967       46.5909
9/11/98           177.1279              165.4772       46.5909
9/14/98           179.7229              171.2878            50
9/15/98            181.063              173.9595      50.56818
9/16/98           182.3362              174.6373      49.43182
9/17/98           177.6254              175.9738      47.72727
9/18/98           179.5158              170.6454      48.86364
9/21/98           181.3133              171.0597      47.72727
9/22/98           183.1875              174.8519      46.59091
9/23/98           189.9278              177.0088      47.15909
9/24/98           185.6195                184.85      48.86364
9/25/98           188.1281              179.7797      46.59091
9/28/98           187.6566              181.7084       47.1591
9/29/98           187.0987              180.7983      51.13637
9/30/98             182.76               179.944      48.86364
10/1/98           173.9655              174.2095      48.86364
10/2/98           174.2514              163.6857      51.13637
10/5/98           165.8042              163.6857      48.86364
10/6/98           163.0204              152.0564      48.86364
10/7/98           157.8112              149.6916      48.29546
10/8/98           153.1187               146.296      46.02273
10/9/98           161.0351              142.2552      44.88637
10/12/98          166.8173              151.8512      52.27273
10/13/98          162.8651              158.7593      49.43183
10/14/98           166.266              154.3518      51.13637
10/15/98          173.8231              157.8996            50
10/16/98          174.8956              166.7173      51.13637
10/19/98          177.8929              165.8073      55.11364
10/20/98          176.8636              170.7663      57.38637
10/21/98          180.7004              168.9992         56.25
10/22/98          183.7097              172.7045            50
10/23/98          182.7623              175.1996      51.13637
10/26/98            186.12              176.0037            50
10/27/98          185.3271               179.944      48.86365
10/28/98          187.4548              179.6221            50
10/29/98          189.5955               182.943      52.27274
10/30/98          191.1276              187.2433       53.4091
11/2/98           194.3127                188.88      54.54546
11/3/98           192.9662              192.3625      52.84092
11/4/98           196.7576              190.1241      51.70455
11/5/98           198.2175              196.9153            50
11/6/98           200.3172              198.2193      59.09092
11/9/98           200.8016              199.7935      68.18183
11/10/98          201.2947              199.9456      64.77274
11/11/98           200.916              199.2964      64.20455
11/12/98          199.7237              200.0896      65.34092
11/13/98          199.3925               200.061      61.36365
11/16/98          200.8696              198.5819      67.61365
11/17/98          202.6866              200.4468      63.63637
11/18/98           204.728              200.4468      63.63637
11/19/98          207.1277              206.6051      61.93183
11/20/98           208.048              209.5063          62.5
11/23/98          213.3577              210.1814      60.79546
11/24/98          212.1125              216.1645      57.95456
11/25/98          214.1982              213.8894      63.63638
11/27/98          217.5678              216.5747      63.63638
11/30/98          210.3495              220.1944      59.09092
12/1/98           216.1986              211.3182      57.95456
12/2/98           215.2771                217.93      59.09092
12/3/98           210.8663              219.7381      61.36365
12/4/98           216.1349              215.6361          62.5
12/7/98           220.1789                221.55          62.5
12/8/98           219.5434              226.4655      70.45457
12/9/98           221.2341              226.5388      72.72729
12/10/98           217.516              227.3619      72.72729
12/11/98          218.9564              220.4375      68.18183
12/14/98          212.2247              221.4969      68.18183
12/15/98          217.1534              213.9953      67.04547
12/16/98          216.8038              220.2351      67.04547
12/17/98          220.5284              218.5346      67.61366
12/18/98          225.0882              224.6739      68.18183
12/21/98          230.6869              229.9073       69.3182
12/22/98          228.8473              237.0829       69.3182
12/23/98          234.4105              235.0238      64.20456
12/24/98          233.3844              239.7858       65.9091
12/28/98          235.2477              239.7858      68.18183
12/29/98          235.4064              243.8239       65.9091
12/30/98          233.8073              243.1285      68.18182
12/31/98          236.5846              243.0972      72.15909
1/4/99            238.2419              245.8396      72.72727
1/5/99            242.9052              246.5771      78.40909
1/6/99            250.4137              253.0274      80.68182
1/7/99             250.978              258.8543      72.72727
1/8/99            252.9547              260.5562      75.56818
1/11/99             257.29              261.1334      78.40908
1/12/99           250.4019              266.9875      78.40908
1/13/99           249.9767                259.43      73.86362
1/14/99            245.662              260.4624      77.27272
1/15/99           253.3636              264.7572            75
1/19/99           259.8342              264.7572      76.13636
1/20/99            260.624                269.97            75
1/21/99           252.9882              269.6673      73.29545
1/22/99            252.358              261.2435      64.77272
1/25/99           255.6414              260.1569      65.90909
1/26/99           262.5575              262.5949      64.20454
1/27/99           259.7231               269.613          62.5
1/28/99           267.2975              267.0092          62.5
1/29/99           270.3779              267.0092      58.52272
2/1/99            270.8311              279.4576      55.68181
2/2/99            265.7955              278.3479      56.81817
2/3/99            269.0313              272.9869      58.52272
2/4/99            260.0392              277.0331      56.81817
2/5/99            256.1064              267.2795      58.52272
2/8/99            259.4836              260.0876      55.68181
2/9/99            249.3273              263.1206      55.68181
2/10/99           249.1881              250.9113      57.38636
2/11/99           259.5516              250.3164      56.81817
2/12/99           250.5249               263.706      54.54544
2/16/99           249.6596               255.278      56.81817
2/17/99           242.6506              253.9863      53.97726
2/18/99           243.9065               245.265      52.27271
2/19/99           246.3936                247.73      54.54544
2/22/99           252.6958              251.8104      55.68181
2/23/99            256.401              261.2978      55.68181
2/24/99            252.412              263.8853      54.54544
2/25/99           251.0569              261.4594      55.68181
2/26/99           246.8715              256.9188      55.11363
3/1/99             247.643              248.4732      53.40908
3/2/99            243.7425              249.3493      53.40908
3/3/99            244.4082              244.9037      53.40908
3/4/99            247.3959                243.93      52.27272
3/5/99            252.1671              246.0256      51.13636
3/8/99             258.696              252.5547      50.56818
3/9/99             258.191              260.7205      54.54545
3/10/99              259.6              257.9931      55.11363
3/11/99           260.2745              258.7809      54.54544
3/12/99             256.96              259.5742      53.40908
3/15/99           262.3451              254.6356      53.40908
3/16/99             263.19               259.748      53.40908
3/17/99           262.0786              262.5297      52.27272
3/18/99            265.746              263.2156      53.97727
3/19/99           261.2478              265.7528      51.13636
3/22/99           258.5147              260.0631            50
3/23/99           250.6275              257.7677      51.13636
3/24/99           255.2066              248.8752      51.13636
3/25/99           262.7076              252.6416      49.43182
3/26/99           261.0212              260.0781            50
3/29/99             268.97              259.5565      53.97728
3/30/99           267.6158              269.0711      52.27273
3/31/99           265.5776              267.0935      51.70455
4/1/99            269.0271              267.6476      41.47727
4/5/99            276.2228              271.3896      38.63636
4/6/99            276.5583              279.0991      38.63636
4/7/99            274.5363              280.8159          37.5
4/8/99             277.661              276.9748      36.93182
4/9/99            279.7823              280.6556      36.93182
4/12/99           280.4038              282.1321      36.93182
4/13/99           278.7518              278.6726          37.5
4/14/99           270.5279              278.1103          37.5
4/15/99           272.0913              275.3897      36.93182
4/16/99           268.0204              274.2338          37.5
4/19/99           253.0842              270.7907      38.63636
4/20/99           259.9929              254.9507      38.63636
4/21/99           268.5642              260.0876      36.93182
4/22/99             276.39              274.0057      36.93182
4/23/99           279.5276              281.5494          37.5
4/26/99           286.1482              282.1144      36.36364
4/27/99           280.7922              290.1607      36.36364
4/28/99           275.1772              287.4578      36.36364
4/29/99            272.811              280.2373      35.79546
4/30/99           274.3659              276.5578      35.22727
5/3/99            273.5815              277.7314      35.22727
5/4/99             268.137              279.8095      35.22727
5/5/99            273.4595              275.0325      36.36364
5/6/99            266.7516              279.4373      36.93182
5/7/99            270.1331              273.8834      36.36364
5/10/99             272.59              277.0305      36.36364
5/11/99           276.9371              280.8622      33.52272
5/12/99           281.2379              287.6154      35.22727
5/13/99             278.59              293.8878      35.22727
5/14/99           272.7486              292.2687      35.79545
5/17/99           276.4149               285.741      36.36364
5/18/99           276.0394              289.2656      35.79545
5/19/99           278.0938              291.1726      35.79545
5/20/99           274.2991              296.1587      36.36364
5/21/99           271.9156               292.414      38.06818
5/24/99           264.7426              290.4785      36.36364
5/25/99            256.892               282.132      36.93182
5/26/99           261.8855              273.1472      35.79546
5/27/99           261.0191               278.295      36.93182
5/28/99           266.5618              277.1962      36.36364
6/1/99            260.2509              281.5222      36.36364
6/2/99              262.45              275.7823      36.36364
6/3/99            259.3111              280.7277      35.22727
6/4/99            267.4055              278.4879      36.93182
6/7/99            272.3548              289.2018      42.04546
6/8/99            266.9977              296.1017      40.90909
6/9/99            271.8304               288.922      43.18182
6/10/99           268.0832              295.0817      42.61364
6/11/99            264.119              292.1383      42.04546
6/14/99           258.7706              289.6772      39.77273
6/15/99           260.5357              283.2418      40.34091
6/16/99           271.6664              287.5773      40.90908
6/17/99           274.5062              300.0488      44.31818
6/18/99           276.5876              301.9191      47.72727
6/21/99           283.7994              304.6288      51.13636
6/22/99           278.4024              312.1685      53.40909
6/23/99           280.3294              304.9656      52.27273
6/24/99           275.5679               307.329      51.13637
6/25/99           275.4233              299.7921            50
6/28/99           280.7955              300.0868      47.72728
6/29/99           285.0758                305.79      46.59091
6/30/99           289.8243              312.8408      45.45455
7/1/99            291.9887              316.9074      50.56818
7/2/99            295.7479              319.5465      51.13637
7/6/99            295.2904              322.6692      46.59091
7/7/99            295.9658              323.2192       47.1591
7/8/99            299.0754              322.5374      46.59091
7/9/99            301.3639              327.8224      47.72727
7/12/99             301.08              331.2207      52.27273
7/13/99           299.7627              331.4706      51.70455
7/14/99           304.0678              328.5069      49.43182
7/15/99           306.3596              335.3308      45.45454
7/16/99           309.0688              338.8771      48.86364
7/19/99             305.38              340.5152      47.72727
7/20/99           294.7941              334.1776      44.88636
7/21/99           297.9867              320.0572            50
7/22/99            289.643              323.5683      48.86364
7/23/99           290.5019              312.9536      47.72727
7/26/99           282.6028              316.0042      46.02272
7/27/99           289.0917               307.196      45.45454
7/28/99           291.9521              316.7975      47.15909
7/29/99           284.8492              320.7989       46.5909
7/30/99           284.6852              312.1835      47.72726
8/2/99            283.0818              312.1835       46.5909
8/3/99            279.2364              311.1838      47.72726
8/4/99            274.0584              306.5318       46.5909
8/5/99            276.8454              300.6411      47.72726
8/6/99            274.9183              305.5851      45.45453
8/9/99            271.7904              304.1318      46.59089
8/10/99           268.6754              302.7572      45.45453
8/11/99           276.7536              300.6288      40.90908
8/12/99           275.0823              312.8123       43.1818
8/13/99           284.6118              310.2194         43.75
8/16/99           285.4178               320.337      40.90907
8/17/99           288.2166              321.8257      42.04543
8/18/99           286.7611              323.2261      44.31816
8/19/99           282.8445              319.4148      42.04543
8/20/99           285.7469              314.2779      40.90907
8/23/99           293.4334              318.4056      45.45452
8/24/99           296.9725              325.6275       49.4318
8/25/99           302.7159              329.0843      53.40907
8/26/99           299.3732              333.9495      57.95452
8/27/99            297.677              329.8177      39.77271
8/30/99           292.6911              327.8061      34.65907
8/31/99           295.5677              322.6108       36.9318
9/1/99            296.8031              327.4707          37.5
9/2/99            295.0164                328.78      39.20453
9/3/99            306.7631               327.544      42.61362
9/7/99            306.1319              340.4677      47.15907
9/8/99            303.0547              342.6994      47.72725
9/9/99            307.7245              342.6994      47.15907
9/10/99           311.5052              345.2325      46.02271
9/13/99           306.9423              349.7419      45.45452
9/14/99             309.48              343.1516      45.45452
9/15/99           303.6406              349.5667      44.88634
9/16/99           302.8368              340.0956      45.45452
9/17/99           309.6235              340.3768      45.45452
9/20/99            311.407              349.3317      46.59089
9/21/99           304.3884              352.3239      47.15907
9/22/99            308.387              341.8545      47.72725
9/23/99           296.6985              347.2061            50
9/24/99           295.6821               333.102      53.40908
9/27/99           297.9846                333.03      52.27271
9/28/99           297.3912               339.191      47.15908
9/29/99            294.588              338.4793            50
9/30/99           296.3025              335.2724            50
10/1/99            295.298              334.8989      49.43181
10/4/99           301.6769              336.0942      47.15908
10/5/99           302.0761              345.6019       46.5909
10/6/99           308.2845              349.6345      47.15908
10/7/99           308.6611              356.4462      48.29544
10/8/99           311.4524              350.7646       46.5909
10/11/99          314.6224              349.8967      44.88635
10/12/99          309.9267              356.6228      44.31817
10/13/99          302.2487              349.3684      42.61362
10/14/99            302.85              340.5262      41.47726
10/15/99          294.7564              342.1126      40.90908
10/18/99          290.1513               337.227      39.77272
10/19/99          290.0467              327.4829      39.77272
10/20/99           300.831              325.7742       40.3409
10/21/99          302.3221              336.6565      40.90908
10/22/99          303.8942               338.933      40.34089
10/25/99          303.8327               342.861      40.34089
10/26/99          303.3493              342.7429          37.5
10/27/99          302.3837              342.1371       36.9318
10/28/99          310.2278              339.9992          37.5
10/29/99           320.069              354.0503      38.63635
11/1/99           320.2007              370.0288      39.77271
11/2/99           321.7091                370.67      38.63635
11/3/99           326.7673              373.2383          37.5
11/4/99            329.728              382.0764      39.77271
11/5/99           334.7279               387.906      38.06816
11/8/99           339.2251              397.0145      39.77271
11/9/99           337.1826              403.1009      38.63635
11/10/99          340.5188              402.2696      38.06816
11/11/99          344.9781              412.4388      39.77271
11/12/99          347.5526              419.1214      39.77271
11/15/99          347.3789              423.9541      39.77271
11/16/99          355.3104              421.7578      40.90908
11/17/99          352.7575              429.4754      44.31816
11/18/99          361.1433              427.8618      41.47725
11/19/99          363.5322                443.27      40.90907
11/22/99          366.0472              445.6277      46.59089
11/23/99          360.6859              442.2159      42.04543
11/24/99          369.0619              436.1743      44.31816
11/26/99          372.0085              444.1894      46.59088
11/29/99          369.1558                450.17      48.86361
11/30/99          359.9619              445.7772      44.31815
12/1/99           361.8555              432.5247      44.31815
12/2/99           372.5448                438.96      47.72725
12/3/99           379.8657              455.4574      44.88634
12/6/99           382.6041              467.4154      45.45452
12/7/99           387.0181              478.3385      45.45452
12/8/99           386.9275              481.2655      46.59088
12/9/99           387.8004              483.6832      45.45452
12/10/99          390.6133              481.3321      44.31816
12/13/99          394.7058              482.3127      44.88634
12/14/99          385.3716              486.7963      45.45452
12/15/99          390.7978               468.081      45.45452
12/16/99          400.8441              472.6596      48.29543
12/17/99          404.9442              490.1879       46.0227
12/20/99          408.2685              493.8484      44.88634
12/21/99          422.0016               500.516      40.34089
12/22/99          424.8231               519.283      42.04543
12/23/99          428.2909              521.7427      42.04543
12/27/99          428.9318              523.6511      39.77271
12/28/99           428.579              522.8864      39.20452
12/29/99          436.0616              523.7571      43.18179
12/30/99          435.5664              541.5379      43.74997
12/31/99          439.0666              539.7166      60.22723
1/3/00            445.7389              548.0439       55.1136
1/4/00            420.9808              555.4044      52.27269
1/5/00            418.3752              521.3271      56.81814
1/6/00            402.1463                510.57      54.26133
1/7/00            418.9233              488.1043      52.27269
1/10/00           436.9474              512.7294      52.27269
1/11/00           423.0848              542.8649      52.27269
1/12/00           415.4058              521.5458      51.70451
1/13/00           426.9713              516.4645      51.13633
1/14/00           438.5228              531.3836       48.8636
1/18/00           445.7023               546.539       48.8636
1/19/00            447.912              551.0823      47.15906
1/20/00           452.0358              557.5068      61.36359
1/21/00           456.9872              566.6384      63.06814
1/24/00            441.955              566.6942      59.65905
1/25/00           449.6513              547.0973       57.9545
1/26/00           439.1313                558.55      63.63632
1/27/00           435.8566              540.5165      60.22723
1/28/00           419.4034               535.036      48.29542
1/31/00           425.1522              515.1933      45.45452
2/1/00            437.1967              524.3167      42.04543
2/2/00            439.5683              542.3095      44.88633
2/3/00            454.3524              553.6387      47.72725
2/4/00              457.93              576.4561      49.99997
2/7/00            466.3063              581.2655      52.27269
2/8/00            477.7143              593.1122      53.97725
2/9/00            470.7808              607.8792      51.70452
2/10/00           483.9863              601.0744      49.43179
2/11/00           474.2562              620.6427      46.59089
2/14/00           476.7486              606.1855      54.54542
2/15/00           476.9882              605.9695      53.40906
2/16/00           477.7305              607.8575       52.2727
2/17/00           490.8152              613.1126       52.2727
2/18/00           476.0139              627.1935      49.99997
2/22/00            472.818              610.3403      49.99997
2/23/00           490.9674              614.7452       49.4318
2/24/00            498.231              637.5571      49.14771
2/25/00           495.3015              652.6717      47.72725
2/28/00           493.9367              645.4769      48.86362
2/29/00           506.7592               645.981            50
3/1/00            516.1884              670.1455      46.02271
3/2/00            512.9977              681.4259      48.86362
3/3/00            530.2916              670.1945      47.72725
3/6/00            529.2191              702.7151      48.86362
3/7/00            523.0678              708.4714            50
3/8/00               528.4              701.8893      48.86362
3/9/00            544.5415              705.6136       49.4318
3/10/00           544.7314              734.0703      51.13634
3/13/00           529.4769              732.8153            50
3/14/00           507.8316              709.2523      53.40908
3/15/00           494.4514              677.1786      52.84089
3/16/00           508.9926              646.5786            50
3/17/00           517.7042              667.4413      52.27271
3/20/00           497.4055              683.6426      48.86362
3/21/00           508.3766              653.6837       49.4318
3/22/00           524.8923              663.2946      48.86362
3/23/00           533.0774              686.8278      48.86362
3/24/00           535.4965              689.8391      46.02271
3/27/00           535.0142              695.1457      47.72725
3/28/00           521.5626               698.176       46.3068
3/29/00           501.1463              676.4807      47.72725
3/30/00           480.9933              636.5738      46.59089
3/31/00           493.3951              605.7645      44.88634
4/3/00            455.7228              618.1409      44.31816
4/4/00            447.6532              563.6206         43.75
4/5/00            449.8467              555.7183      42.04543
4/6/00            460.4573              568.1979      42.04543
4/7/00            479.7591              590.3157      42.61362
4/10/00           451.8947              617.9208      42.04544
4/11/00             437.62              572.9518         43.75
4/12/00           406.7321               553.033      38.63635
4/13/00           396.7139               507.537          37.5
4/14/00           358.3576              495.3793          37.5
4/17/00           381.8651              445.1891         31.25
4/18/00           409.3153              482.2667          37.5
4/19/00           399.9109              519.9827      34.65907
4/20/00           393.1641              509.7673          37.5
4/24/00           375.7496                505.13      34.09089
4/25/00            400.431              481.0389      34.09089
4/26/00           391.6763              523.0632      36.36362
4/27/00            407.207              513.2077      34.09089
4/28/00           416.5541              537.7827      34.09089
5/1/00            427.0655              551.3869      34.09089
5/2/00            408.4392              559.5391       30.6818
5/3/00            400.0081              534.1018      29.54544
5/4/00            401.4033              517.8544      30.11362
5/5/00             411.824              523.2222      29.54544
5/8/00            395.9156              533.8437      29.54544
5/9/00            386.8123              511.2206      29.54544
5/10/00           365.2027               494.419      30.11362
5/11/00           377.5947              463.2213      27.84089
5/12/00           380.7755              480.6463      28.40907
5/15/00           389.2551              489.1504      30.11362
5/16/00           401.1151              501.6286      29.54544
5/17/00           393.2807               523.252       30.6818
5/18/00           381.8166              514.0186         31.25
5/19/00           365.8144              498.3579      29.54544
5/22/00           362.9886              474.7623      27.84089
5/23/00           341.4458              466.4838      27.84089
5/24/00           352.8894              439.1666      27.27271
5/25/00            345.848               452.252      26.70453
5/26/00           345.8221               447.524      26.13635
5/30/00           373.2679              447.9871      26.70453
5/31/00           366.9484              490.6105            25
6/1/00            386.5414              484.1968            25
6/2/00            411.4527              514.6746      26.13635
6/5/00            412.3569              554.2379            25
6/6/00            405.3015                553.92      25.56817
6/7/00            414.2451              539.0485      25.56817
6/8/00            412.7668              552.8932            25
6/9/00             418.084              553.3958      26.13635
6/12/00           406.5466                 558.5       24.4318
6/13/00           415.5182              537.2597            25
6/14/00           409.7296              550.4606            25
6/15/00           414.9442              537.7025            25
6/16/00           416.5433              543.1016      23.86362
6/19/00           430.4912              546.6114            25
6/20/00             433.03              568.5797       24.4318
6/21/00            438.495              575.1632      25.56817
6/22/00           424.7737               578.366      24.43181
6/23/00           414.9011              558.4567      24.43181
6/26/00           422.1065              544.8076      23.29544
6/27/00           416.3707              553.4542       24.4318
6/28/00           425.1514              542.6235      23.29544
6/29/00            418.342              553.2192      23.86362
6/30/00           427.9319              542.4809       24.4318

    Assumes that $100.00 was invested on June 30, 1995 in the Company's Common Stock and each index, and that all dividends paid by companies whose shares are components of the index were reinvested. No dividends have been declared on the Company's Common Stock. Stockholder returns over the period indicated should not be considered indicative of future stockholder returns.

    THE FOREGOING STOCK PERFORMANCE GRAPH SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

                                 OTHER MATTERS

    The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.

    THE COMPANY WILL MAIL WITHOUT CHARGE TO ANY STOCKHOLDER UPON REQUEST A COPY OF THE ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND A LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO THE CORPORATE SECRETARY, ROSS SYSTEMS, INC., TWO CONCOURSE PARKWAY, SUITE 800, ATLANTA, GEORGIA 30328.

                                                    DETACH HERE

/X/ PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED,  WILL BE VOTED FOR THE ELECTION OF DIRECTORS, AND
FOR THE APPOINTMENT OF ARTHUR ANDERSEN LLP, OR AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE
THE MEETING, INCLUDING, AMONG OTHER THINGS, CONSIDERATION OF ANY MOTION MADE FOR ADJOURNMENT OF THE MEETING.

       1.  Election of Directors.
           Nominees:  (01) Dennis V. Vohs,
           (02) Mario M. Rosati, (03) Bruce J. Ryan,
           (04) J. Patrick Tinley,
           (05) J. William Goodhew, III
                                                                                                          FOR    AGAINST    ABSTAIN
                 FOR     / /       / /  WITHHELD             2. To increase the number of options
                 ALL                    FROM ALL                available under the Ross Systems, Inc.    / /      / /        / /
               NOMINEES                 NOMINEES                1998 Incentive Option Plan.

                                                                                                          FOR    AGAINST    ABSTAIN
        / / __________________________________________       3. Proposal to ratify the appointment of
            INSTRUCTION: To withhold authority to vote          Arthur Andersen, LLP as the independent   / /      / /        / /
            for any individual nominee, write that              auditors of Ross Systems, Inc. for the
            nominee(s) name(s) on the line above.               fiscal year ending June 30, 2000.



                                                             And in their discretion upon such other matter(s) which may properly come before the meeting or any adjournment(s) thereof.

                                                                        MARK HERE                          MARK HERE

                                                                       FOR ADDRESS     / /                IF YOU PLAN     / /

                                                                        CHANGE AND                         TO ATTEND

                                                                      NOTE AT RIGHT                       THE MEETING


                                                                     (This Proxy should be marked, dated, and signed by the
                                                                     stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)


-----------------------------------------------------------------------------------------------------------------------------------

Signature:                                Date:                      Signature:                                     Date:


                                 DETACH HERE

                                    PROXY
                              ROSS SYSTEMS, INC.
                     2000 ANNUAL MEETING OF STOCKHOLDERS
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS




The undersigned stockholder of Ross Systems, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated October 20, 2000, and hereby appoints J. Patrick Tinley, proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2000 Annual Meeting of Stockholders of Ross Systems, Inc. to be held on November 17, 2000, and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.



Such attorney or substitute (if present and acting at said meeting or any adjournment(s) thereof) shall have and may exercise all of the powers of said attorney-in-fact hereunder.



SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
    SIDE                                                                 SIDE